Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
MARCH 31, 2009

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
JR (John) Reilly
Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of April 28, 2009	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A	A	A3
Hartford Life and Accident Insurance Company	A	A	A	A3
Hartford Life and Annuity Insurance Company	A	A	A	A3
Hartford Life Insurance KK (Japan)	—	—	A	—
Hartford Life Limited (Ireland)	—	—	A	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
Junior subordinated debentures	bbb-	BBB-	BB+	Ba1

Hartford Life, Inc.:
Senior debt	bbb+	BBB	BBB	Baa3

Hartford Life Insurance Company:
Short term rating	—	—	A-1	P-2
Consumer notes	a	A-	A	Baa1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations Three Months Ended March 31, 2008 and 2009	C-3
Consolidating Balance Sheets As of December 31, 2008 and March 31, 2009	C-4
Capital Structure	C-5
Accumulated Other Comprehensive Loss	C-6
Computation of Basic and Diluted Earnings (Losses) Per Share	C-7
Analysis of Net Realized Capital Losses Three Months Ended March 31, 2008 and 2009 After Tax and DAC	C-8
Computation of Return-on-Equity Measures	C-9

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis As of March 31, 2009	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Other	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity — Account Value Rollforward	L-13
Other Retail — Asset Rollforward	L-14
Individual Life
Income Statements	L-15
Supplemental Data	L-16
Account Value Rollforward	L-17
Group Benefits
Income Statements	L-18
Supplemental Data	L-19
Retirement Plans
Income Statements	L-20
Supplemental Data
Deposits	L-21
Assets Under Management and Administration	L-22
Account Value and Asset Rollforward	L-23
International
Highlights	L-24
Japan
Income Statements	L-25
Supplemental Data — Account Value Rollforward in Dollars	L-26
Supplemental Data — Account Value Rollforward in Yen	L-27
Institutional Solutions Group
Income Statements	L-28
Supplemental Data
Deposits	L-29
Assets Under Management	L-30
Account Value and Asset Rollforward	L-31

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results Three Months Ended March 31, 2009	PC-4
Ongoing Operations Underwriting Results	PC-5
Personal Lines Underwriting Results	PC-6
Personal Lines Written and Earned Premiums	PC-7
Small Commercial Underwriting Results	PC-8
Middle Market Underwriting Results	PC-9
Specialty Commercial Underwriting Results	PC-10
Specialty Commercial Written and Earned Premiums	PC-11
Other Operations Operating Results	PC-12
Other Operations Losses and Loss Adjustment Expenses	PC-13
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-14
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward Three Months Ended March 31, 2009	PC-15
Reinsurance Recoverable Analysis	PC-16
Consolidated Income Statements	PC-17
Consolidated Balance Sheets	PC-18
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-19

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC Three Months Ended March 31, 2009 and 2008	I-5
Composition of Invested Assets
Consolidated	I-6
Life	I-7
Property & Casualty	I-8
Unrealized Loss Aging
Consolidated	I-9
Life	I-10
Property & Casualty	I-11
Invested Asset Exposures
As of March 31, 2009	I-12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	Life is organized into four groups which are comprised of six reporting segments: The Retail Products Group (“Retail”) and Individual Life segments make up the Individual Markets Group. The Retirement Plans and Group Benefits segments make up the Employer Markets Group. The Institutional Solutions Group (“Institutional”) and International segments each make up their own group. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.
•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on core earnings.
•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising and purchase accounting adjustment activities.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.
•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.
•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.
•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	Annualized investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).
•	Certain reclassifications have been made to the prior periods to conform to the March 31, 2009 presentation. Specifically, the Company adopted SFAS 160 and reclassified the noncontrolling interest in subsidiaries from liabilities to equity.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-7.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.
•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-12, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding plus assumed conversion of preferred shares to common. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.
•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
HIGHLIGHTS
Net income (loss)	$145	$543	$(2,631)	$(806)	$(1,209)	NM	(50%)
Core earnings (losses)	$792	$696	$(422)	$(208)	$(1,175)	NM	NM
Total revenues [1]	$1,544	$7,503	$(393)	$565	$5,394	NM	NM
Total assets	$344,168	$333,840	$311,485	$287,583	$276,168	(20%)	(4%)
Total assets under management [2]	$424,193	$416,269	$384,981	$345,451	$330,187	(22%)	(4%)

PER SHARE AND SHARES DATA [3]
Basic earnings per share
Net income (loss) available to common shareholders	$0.46	$1.74	$(8.74)	$(2.71)	$(3.77)	NM	(39%)
Core earnings (losses)	$2.52	$2.23	$(1.40)	$(0.72)	$(3.66)	NM	NM
Diluted earnings (losses) per share
Net income (loss) available to common shareholders	$0.46	$1.73	$(8.74)	$(2.71)	$(3.77)	NM	(39%)
Core earnings (losses)	$2.51	$2.22	$(1.40)	$(0.72)	$(3.66)	NM	NM
Weighted average common shares outstanding (basic)	313.8	311.7	301.1	300.2	320.8	7.0 sh	20.6 sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	315.7	313.1	302.1	320.9	321.5	5.8 sh	0.6 sh
Common shares outstanding assuming conversion of outstanding preferred shares to common	314.5	303.1	300.4	324.8	325.4	10.9 sh	0.6 sh
Book value per share	$56.71	$55.51	$41.80	$28.53	$24.15	(57%)	(15%)
Per share impact of AOCI	$(7.08)	$(9.17)	$(13.83)	$(23.16)	$(23.98)	NM	(4%)
Book value per share (excluding AOCI)	$63.79	$64.68	$55.63	$51.69	$48.13	(25%)	(7%)

FINANCIAL RATIOS
ROE (net income last 12 months to stockholder equity including AOCI) [4]	12.1%	12.0%	(8.6%)	(19.3%)	(31.9%)	(44.0)	(12.6)
ROE (core earnings last 12 months to stockholder equity excluding AOCI) [4]	17.8%	17.4%	10.5%	4.7%	(6.2%)	(24.0)	(10.9)
Debt to capitalization including AOCI	21.8%	26.2%	30.6%	40.2%	44.0%	22.2	3.8
Annualized investment yield, after-tax	3.6%	3.6%	3.2%	2.2%	2.6%	(1.0)	0.4
Ongoing Property & Casualty GAAP combined ratio	87.8	95.8	101.7	77.6	89.9	(2.1)	(12.3)

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits losses and loss adjustment expenses. See page C-3 for the impact to total revenues along with the corresponding amounts in benefits losses and loss adjustment expenses in the three months ended March 31, 2008 and 2009.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-6).

[3]	See page C-7 for computation of basic and diluted earnings (losses) per share.

[4]	See page C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

LIFE
Retail Products Group
Individual Annuity	$174	$189	$(552)	$(198)	$(924)	NM	NM
Other Retail	13	14	13	(2)	1	(92%)	NM

Total Retail Products Group	187	203	(539)	(200)	(923)	NM	NM
Individual Life	41	43	8	26	—	(100%)	(100%)

Total Individual Markets Group	228	246	(531)	(174)	(923)	NM	NM

Group Benefits	70	85	100	90	66	(6%)	(27%)
Retirement Plans	17	33	(36)	(3)	(54)	NM	NM

Total Employer Markets Group	87	118	64	87	12	(86%)	(86%)

International Markets Group	67	64	(75)	(110)	(455)	NM	NM

Institutional Solutions Group	22	27	1	(40)	(20)	NM	50%

Other	(11)	(5)	—	(24)	5	NM	NM

Total Life core earnings (losses) [1][2][3]	393	450	(541)	(261)	(1,381)	NM	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	105	18	(45)	202	75	(29%)	(63%)
Small Commercial	119	69	82	167	87	(27%)	(48%)
Middle Market	55	3	(37)	148	69	25%	(53%)
Specialty Commercial	39	18	(44)	58	23	(41%)	(60%)

Total Ongoing Operations underwriting results	318	108	(44)	575	254	(20%)	(56%)
Net servicing income	(1)	8	14	10	8	NM	(20%)
Net investment income	310	334	285	127	185	(40%)	46%
Periodic net coupon settlements on credit derivatives, before-tax	2	1	2	(3)	(3)	NM	—
Other expenses	(57)	(65)	(58)	(39)	(50)	12%	(28%)
Income tax expense	(172)	(105)	(39)	(236)	(97)	44%	59%

Ongoing Operations core earnings	400	281	160	434	297	(26%)	(32%)

Other Operations core earnings (losses) [4]	26	2	(4)	18	24	(8%)	33%

Total Property & Casualty core earnings	426	283	156	452	321	(25%)	(29%)

Total Corporate core losses [1][3]	(27)	(37)	(37)	(399)	(115)	NM	71%

CONSOLIDATED
Core earnings (losses)	792	696	(422)	(208)	(1,175)	NM	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1][5]	(647)	(153)	(2,209)	(598)	(34)	95%	94%

Net income (loss)	$145	$543	$(2,631)	$(806)	$(1,209)	NM	(50%)

PER SHARE DATA [6]
Diluted earnings (losses) per share
Core earnings (losses) available to common shareholders	$2.51	$2.22	$(1.40)	$(0.72)	$(3.66)	NM	NM
Net income (loss) available to common shareholders	$0.46	$1.73	$(8.74)	$(2.71)	$(3.77)	NM	(39%)

[1]	Included in the three months ended September 30, 2008 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(932), $9, and $(9), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended March 31, 2009 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(1,493), $(4), and $3, respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

[3]	As a result of the goodwill testing performed during the three months ended December 31, 2008, the Company has written off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4] The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax.

[5]	Includes those net realized capital losses not included in core earnings (losses). See page C-8 for further analysis.

[6]	See page C-7 for reconciliation of net income (loss) per share to core earnings (losses) per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
LIFE
Retail Products Group
Individual Annuity	$174	$189	$169	$(198)	$65	(63%)	NM
Other Retail	13	14	14	(2)	1	(92%)	NM

Total Retail Products Group	187	203	183	(200)	66	(65%)	NM
Individual Life	41	43	45	26	26	(37%)	—

Total Individual Markets Group	228	246	228	(174)	92	(60%)	NM

Group Benefits	70	85	100	90	66	(6%)	(27%)
Retirement Plans	17	33	12	(3)	—	(100%)	100%

Total Employer Markets Group	87	118	112	87	66	(24%)	(24%)

International Markets Group	67	64	50	(110)	(31)	NM	72%

Institutional Solutions Group	22	27	1	(40)	(20)	NM	50%

Other	(11)	(5)	—	(24)	5	NM	NM

Total Life core earnings (losses) excluding DAC-unlock [2][3]	393	450	391	(261)	112	(72%)	NM
DAC Unlock	—	—	(932)	—	(1,493)

Total Life core earnings (losses) [1][2][3]	393	450	(541)	(261)	(1,381)	NM	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	127	116	126	130	127	—	(2%)
Small Commercial	126	102	93	157	98	(22%)	(38%)
Middle Market	48	15	12	79	27	(44%)	(66%)
Specialty Commercial	16	7	4	11	(1)	NM	NM

Total Ongoing Operations underwriting results before catastrophes and prior year development	317	240	235	377	251	(21%)	(33%)
Catastrophes, excluding prior year development [4]	(50)	(171)	(356)	3	(65)	(30%)	NM
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	11	1	11	6	(5)	NM	NM
Other loss and loss adjustment expenses	40	38	66	189	73	83%	(61%)

Total Ongoing Operations underwriting results	318	108	(44)	575	254	(20%)	(56%)
Net servicing income (loss)	(1)	8	14	10	8	NM	(20%)
Net investment income	310	334	285	127	185	(40%)	46%
Periodic net coupon settlements on credit derivatives, before-tax	2	1	2	(3)	(3)	NM	—
Other expenses	(57)	(65)	(58)	(39)	(50)	12%	(28%)
Income tax expense	(172)	(105)	(39)	(236)	(97)	44%	59%

Ongoing Operations core earnings	400	281	160	434	297	(26%)	(32%)

Other Operations core earnings (losses) [5]	26	2	(4)	18	24	(8%)	33%

Total Property & Casualty core earnings	426	283	156	452	321	(25%)	(29%)

CORPORATE
Total Corporate core losses [1][3]	(27)	(37)	(37)	(399)	(115)	NM	71%

CONSOLIDATED
Core earnings (losses)	792	696	(422)	(208)	(1,175)	NM	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1][6]	(647)	(153)	(2,209)	(598)	(34)	95%	94%

Net income (loss)	$145	$543	$(2,631)	$(806)	$(1,209)	NM	(50%)

[1]	Included in the three months ended September 30, 2008 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(932), $9, and $(9), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended March 31, 2009 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(1,493), $(4), and $3, respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

[3]	As a result of the goodwill testing performed during the three months ended December 31, 2008, The Company has written off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4]	The year ended December 31, 2008 included catastrophe treaty reinstatement premium, catastrophe losses, and assessments from the Texas Windstorm Insurance Association, totaling $258, including $277 for the three months ended September 30, 2008, primarily related to hurricane Ike.

[5]	The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax.

[6]	Includes those net realized capital losses not included in core earnings (losses). See page C-8 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$1,229	$1,318	7%	$2,614	$2,511	(4%)	$—	$—	—	$3,843	$3,829	—
Fee income	1,332	1,164	(13%)	—	—	—	5	3	(40%)	1,337	1,167	(13%)
Net investment income (loss)
Securities available-for-sale and other	819	689	(16%)	365	225	(38%)	9	6	(33%)	1,193	920	(23%)
Equity securities held for trading [1]	(3,578)	(724)	80%	—	—	—	—	—	—	(3,578)	(724)	80%

Total net investment income (loss)	(2,759)	(35)	99%	365	225	(38%)	9	6	(33%)	(2,385)	196	NM
Other revenues	—	—	—	120	118	(2%)	—	—	—	120	118	(2%)
Net realized capital gains (losses)	(1,220)	365	NM	(152)	(323)	(113%)	1	42	NM	(1,371)	84	NM

Total revenues	(1,418)	2,812	NM	2,947	2,531	(14%)	15	51	NM	1,544	5,394	NM

Benefits, losses and loss adjustment expenses	1,718	3,059	78%	1,639	1,578	(4%)	—	—	—	3,357	4,637	38%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(3,578)	(724)	80%	—	—	—	—	—	—	(3,578)	(724)	80%
Amortization of deferred policy acquisition costs and present value of future profits	(55)	1,736	NM	523	523	—	—	—	—	468	2,259	NM
Insurance operating costs and expenses	797	737	(8%)	153	161	5%	—	—	—	950	898	(5%)
Interest expense	1	—	(100%)	—	—	—	66	120	82%	67	120	79%
Goodwill impairment	—	—	—	—	—	—	—	32	NM	—	32	NM
Other expenses [2]	19	15	(21%)	180	159	(12%)	(10)	15	NM	189	189	—

Total benefits and expenses	(1,098)	4,823	NM	2,495	2,421	(3%)	56	167	198%	1,453	7,411	NM

Income (loss) before income taxes	(320)	(2,011)	NM	452	110	(76%)	(41)	(116)	(183%)	91	(2,017)	NM

Income tax expense (benefit)	(165)	(753)	NM	126	(2)	NM	(15)	(53)	NM	(54)	(808)	NM

Net income (loss)	(155)	(1,258)	NM	326	112	(66%)	(26)	(63)	(142%)	145	(1,209)	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(548)	123	NM	(100)	(209)	(109%)	1	52	NM	(647)	(34)	95%

Core earnings (losses)	$393	$(1,381)	NM	$426	$321	(25%)	$(27)	$(115)	NM	$792	$(1,175)	NM

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended March 31, 2008 included $9, $10, and $(19) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND MARCH 31, 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Investments
Fixed maturities, available-for-sale, at fair value	$45,182	$42,428	(6%)	$19,775	$20,040	1%	$155	$95	(39%)	$65,112	$62,563	(4%)
Equity securities, trading, at fair value	30,820	27,813	(10%)	—	—	—	—	—	—	30,820	27,813	(10%)
Equity securities, available-for-sale, at fair value	711	525	(26%)	674	482	(28%)	73	73	—	1,458	1,080	(26%)
Policy loans, at outstanding balance	2,208	2,197	—	—	—	—	—	—	—	2,208	2,197	—
Mortgage loans on real estate	5,684	5,633	(1%)	785	756	(4%)	—	—	—	6,469	6,389	(1%)
Limited partnerships and other alternative investments	1,129	955	(15%)	1,166	1,026	(12%)	—	—	—	2,295	1,981	(14%)
Other investments	1,473	2,909	97%	207	173	(16%)	43	39	(9%)	1,723	3,121	81%
Short-term investments	6,937	8,580	24%	1,597	1,266	(21%)	1,488	1,343	(10%)	10,022	11,189	12%

Total investments	94,144	91,040	(3%)	24,204	23,743	(2%)	1,759	1,550	(12%)	120,107	116,333	(3%)
Cash	1,648	1,604	(3%)	162	247	52%	1	—	(100%)	1,811	1,851	2%
Premiums receivable and agents’ balances	407	407	—	3,197	3,161	(1%)	—	—	—	3,604	3,568	(1%)
Reinsurance recoverables	2,918	3,177	9%	3,439	3,337	(3%)	—	—	—	6,357	6,514	2%
Deferred policy acquisition costs and present value of future profits	11,988	10,828	(10%)	1,260	1,249	(1%)	—	—	—	13,248	12,077	(9%)
Deferred income taxes	2,183	3,201	47%	2,435	2,495	2%	621	604	(3%)	5,239	6,300	20%
Goodwill	462	470	2%	149	149	—	449	417	(7%)	1,060	1,036	(2%)
Property and equipment, net	400	394	(2%)	675	668	(1%)	—	—	—	1,075	1,062	(1%)
Other assets	3,557	1,116	(69%)	1,159	1,454	25%	182	119	(35%)	4,898	2,689	(45%)
Separate account assets	130,184	124,738	(4%)	—	—	—	—	—	—	130,184	124,738	(4%)

Total assets	$247,891	$236,975	(4%)	$36,680	$36,503	—	$3,012	$2,690	(11%)	$287,583	$276,168	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	$16,747	$18,562	11%	$21,933	$21,804	(1%)	$—	$—	—	$38,680	$40,366	4%
Other policyholder funds and benefits payable	53,753	52,952	(1%)	—	—	—	—	—	—	53,753	52,952	(1%)
Other policyholder funds and benefits payable - International variable annuities	30,799	27,793	(10%)	—	—	—	—	—	—	30,799	27,793	(10%)
Unearned premiums	138	138	—	5,244	5,231	—	(3)	(3)	—	5,379	5,366	—
Debt	92	66	(28%)	—	—	—	6,129	6,110	—	6,221	6,176	(1%)
Consumer notes	1,210	1,202	(1%)	—	—	—	—	—	—	1,210	1,202	(1%)
Other liabilities	7,297	5,561	(24%)	2,914	2,573	(12%)	1,786	1,554	(13%)	11,997	9,688	(19%)
Separate account liabilities	130,184	124,738	(4%)	—	—	—	—	—	—	130,184	124,738	(4%)

Total liabilities	240,220	231,012	(4%)	30,091	29,608	(2%)	7,912	7,661	(3%)	278,223	268,281	(4%)

Equity excluding AOCI, net of tax	12,095	10,839	(10%)	8,675	8,887	2%	(3,982)	(4,065)	(2%)	16,788	15,661	(7%)
AOCI, net of tax	(4,516)	(4,904)	(9%)	(2,086)	(1,991)	5%	(918)	(906)	1%	(7,520)	(7,801)	(4%)

Total stockholders’ equity	7,579	5,935	(22%)	6,589	6,896	5%	(4,900)	(4,971)	(1%)	9,268	7,860	(15%)
Noncontrolling Interest	92	28	(70%)	—	(1)	NM	—	—	—	92	27	(71%)

Total equity	7,671	5,963	(22%)	6,589	6,895	5%	(4,900)	(4,971)	(1%)	9,360	7,887	(16%)

Total liabilities and equity	$247,891	$236,975	(4%)	$36,680	$36,503	—	$3,012	$2,690	(11%)	$287,583	$276,168	(4%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$1,364	$1,353	$927	$398	$419	(69%)	5%
Capital lease obligations	67	67	68	68	—	(100%)	(100%)
Senior notes	3,551	4,051	4,052	4,052	4,052	14%	—
Junior subordinated debentures	—	500	500	1,703	1,705	NM	—

Total debt [1]	$4,982	$5,971	$5,547	$6,221	$6,176	24%	(1%)

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$20,061	$19,604	$16,712	$16,788	$15,661	(22%)	(7%)
AOCI, net of tax	(2,225)	(2,780)	(4,155)	(7,520)	(7,801)	NM	(4%)

Total stockholders’ equity	$17,836	$16,824	$12,557	$9,268	$7,860	(56%)	(15%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$22,818	$22,795	$18,104	$15,489	$14,036	(38%)	(9%)

Total capitalization excluding AOCI, net of tax	$25,043	$25,575	$22,259	$23,009	$21,837	(13%)	(5%)

DEBT TO CAPITALIZATION RATIOS [1]
Ratio Including AOCI
Total debt to capitalization	21.8%	26.2%	30.6%	40.2%	44.0%	22.2	3.8

Ratios Excluding AOCI
Total debt to capitalization	19.9%	23.3%	24.9%	27.0%	28.3%	8.4	1.3

Total adjusted debt to capitalization [2] [3] [4] [5]	23.1%	25.0%	27.0%	27.7%	28.8%	5.7	1.1

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $971, $1,113, $1,225, $1,210, and $1,202 as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $0.9 billion, $0.9 billion, $1.0 billion, $1.5 billion, and $1.4 billion for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the junior subordinated debentures.

[4]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the warrants.

[5]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of March 31, 2009

Fixed maturities net unrealized loss	$(5,274)	$(2,090)	$(1)	$(7,365)
Equities net unrealized gain (loss)	(209)	58	(3)	(154)
Net deferred gain on cash-flow hedging instruments	565	29	2	596

Total net unrealized loss	(4,918)	(2,003)	(2)	(6,923)
Foreign currency translation adjustments	14	(1)	—	13
Pension and other postretirement adjustment	—	13	(904)	(891)

Total accumulated other comprehensive loss	$(4,904)	$(1,991)	$(906)	$(7,801)

As of December 31, 2008
Fixed maturities net unrealized loss	$(5,196)	$(2,221)	$(2)	$(7,419)
Equities net unrealized gain (loss)	(148)	85	(4)	(67)
Net deferred gain on cash-flow hedging instruments	611	31	2	644

Total net unrealized loss	(4,733)	(2,105)	(4)	(6,842)
Foreign currency translation adjustments	217	5	—	222
Pension and other postretirement adjustment	—	14	(914)	(900)

Total accumulated other comprehensive loss	$(4,516)	$(2,086)	$(918)	$(7,520)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER SHARE

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2008	2008	2008	2008	2009
Numerator:
Net income (loss)	$145	$543	$(2,631)	$(806)	$(1,209)

Less: preferred dividends	—	—	—	8	—

Net income (loss) available to common shareholders	145	543	(2,631)	(814)	(1,209)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(647)	(153)	(2,209)	(598)	(34)
Core earnings (losses) available to common shareholders	792	696	(422)	(216)	(1,175)

Denominator:
Weighted average common shares outstanding (basic)	313.8	311.7	301.1	300.2	320.8
Add: Weighted average common shares assuming conversion of outstanding preferred shares to common	—	—	—	20.1	—

Weighted average common assuming conversion of outstanding preferred shares to common (Core basic)	313.8	311.7	301.1	320.3	320.8
Dilutive effect of stock compensation	1.9	1.4	1.0	0.6	0.7
Dilutive effect of warrants [1]	—	—	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted)	315.7	313.1	302.1	320.9	321.5
Basic earnings (losses) per share
Net income (loss) available to common shareholders	$0.46	$1.74	$(8.74)	$(2.71)	$(3.77)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(2.06)	(0.49)	(7.34)	(1.99)	(0.11)

Core earnings (losses) available to common shareholders [2]	2.52	2.23	(1.40)	(0.72)	(3.66)
Diluted earnings (losses) per share [3]
Net income (loss) available to common shareholders	$0.46	$1.73	$(8.74)	$(2.71)	$(3.77)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(2.05)	(0.49)	(7.34)	(1.99)	(0.11)

Core earnings (losses) available to common shareholders	2.51	2.22	(1.40)	(0.72)	(3.66)

[1]	The Hartford issued 69.1 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.32. There is no dilutive effect as the warrants were not in-the-money for the period.

[2]	Due to the core loss for the quarter ended December 31, 2008, weighted average common shares outstanding of 300.2 are used in the calculation of Core-Basic loss per share, since the preferred shareholders do not have a contractual oblgation to fund the net losses of the Company.

[3]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER TAX AND DAC
THREE MONTHS ENDED MARCH 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Gains/losses on sales, net	$(44)	$(129)	(193%)	$(31)	$(169)	NM	$(1)	$—	100%	$(76)	$(298)	NM
Impairments	(144)	(115)	20%	(47)	(24)	49%	—	(2)	NM	(191)	(141)	26%
Japanese fixed annuity contract hedges, net [1]	(9)	27	NM	—	—	—	—	—	—	(9)	27	NM
SFAS 157 transition impact [3]	(220)	—	100%	—	—		—	—	—	(220)	—	100%
Results of variable annuity hedge program GMWB derivatives, net [2]	(41)	234	NM	—	—	—	—	—	—	(41)	234	NM
Macro hedge	11	105	NM	—	—	—	—	—	—	11	105	NM

Total results of variable annuity hedge program	(30)	339	NM	—	—	—	—	—	—	(30)	339	NM
Other net gain (loss) [4]	(103)	(9)	91%	(21)	(18)	14%	2	54	NM	(122)	27	NM

Total net realized capital gains (losses), after tax and DAC	(550)	113	NM	(99)	(211)	(113%)	1	52	NM	(648)	(46)	93%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After Tax and DAC
Total net realized capital gains (losses)	$(550)	$113	NM	$(99)	$(211)	(113%)	$1	$52	NM	$(648)	$(46)	93%
Less: total net realized capital losses included in core earnings (losses)	2	(10)	NM	(1)	(2)	(100%)	—	—	—	1	(12)	NM

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$(548)	$123	NM	$(100)	$(209)	(109%)	$1	$52	NM	$(647)	$(34)	95%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $8 and $4 would have been recognized as an adjustment to this amount in the three months ended March 31, 2008 and 2009, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK, and GMAB liabilities, respectively.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2008	2008	2008	2008	2009

Numerator [1]:
Net income (loss) — last 12 months	$2,218	$2,134	$(1,348)	$(2,749)	$(4,103)
Core earning (losses) — last 12 months	$3,456	$3,388	$1,906	$858	$(1,109)

Denominator [2]:
Average stockholder equity, including AOCI	18,344.0	17,736.0	15,753.5	14,236.0	12,848.0
Less: Average AOCI	(1,024.0)	(1,690.5)	(2,410.5)	(4,189.0)	(5,013.0)

Average stockholder equity, excluding AOCI	19,368.0	19,426.5	18,164.0	18,425.0	17,861.0

ROE (net income (loss) last 12 months to stockholder equity including AOCI)	12.1%	12.0%	(8.6%)	(19.3%)	(31.9%)
ROE (core earnings (losses) last 12 months to stockholder equity excluding AOCI)	17.8%	17.4%	10.5%	4.7%	(6.2%)

[1]	For a reconciliation of net income to core earnings, see page C-2.

[2]	Average equity is calculated by taking the sum of stockholder equity at the beginning of the twelve month period and stockholder equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$722	$721	$714	$548	$581	(20%)	6%
Other Retail	213	222	205	154	138	(35%)	(10%)

Total Retail Products Group	935	943	919	702	719	(23%)	2%
Individual Life [1]	291	310	288	275	352	21%	28%

Total Individual Markets Group	1,226	1,253	1,207	977	1,071	(13%)	10%
Group Benefits	1,180	1,213	1,219	1,197	1,228	4%	3%
Retirement Plans	157	188	182	149	148	(6%)	(1%)

Total Employer Markets Group	1,337	1,401	1,401	1,346	1,376	3%	2%
International Markets Group [1]	258	264	249	267	219	(15%)	(18%)
Institutional Solutions Group	523	559	522	441	440	(16%)	—
Other	40	38	39	(24)	37	(8%)	NM

Core revenues before net investment income (loss) on equity securities held for trading	3,384	3,515	3,418	3,007	3,143	(7%)	5%

Net investment income (loss) on equity securities held for trading [2]	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%

Total core revenues	$(194)	$4,668	$3	$(1,493)	$2,419	NM	NM
Net realized gains (losses), before tax and DAC, excluded from core revenues[1]	(1,224)	(228)	(2,007)	(675)	393	NM	NM
Total revenues	$(1,418)	$4,440	$(2,004)	$(2,168)	$2,812	NM	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3] [4]	$174	$189	$(552)	$(198)	$(924)	NM	NM
Other Retail [3]	13	14	13	(2)	1	(92%)	NM

Total Retail Products Group	187	203	(539)	(200)	(923)	NM	NM
Individual Life [3]	41	43	8	26	—	(100%)	(100%)

Total Individual Markets Group	228	246	(531)	(174)	(923)	NM	NM
Group Benefits	70	85	100	90	66	(6%)	(27%)
Retirement Plans [3]	17	33	(36)	(3)	(54)	NM	NM

Total Employer Markets Group	87	118	64	87	12	(86%)	(86%)
International Markets Group [3] [5] [6]	67	64	(75)	(110)	(455)	NM	NM
Institutional Solutions Group [3]	22	27	1	(40)	(20)	NM	50%
Other	(11)	(5)	—	(24)	5	NM	NM

Core earnings	393	450	(541)	(261)	(1,381)	NM	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(548)	(116)	(1,274)	(546)	123	NM	NM

Net income (loss)	$(155)	$334	$(1,815)	$(807)	$(1,258)	NM	(56%)

Stockholders’ ROE (core earnings last 12 months to equity excluding AOCI) [7]	21.8%	20.6%	7.5%	(0.6%)	(21.2%)	(43.0)	(20.6)
Assets under management	$370,290	$362,509	$333,305	$298,017	$283,442	(23%)	(5%)
DAC capitalization	$428	$413	$397	$310	$222		(28%)
DAC amortization	$(55)	$285	$1,404	$542	$1,738		NM
DAC and PVFP assets	$11,586	$11,706	$11,012	$11,988	$10,828		(10%)
United States Statutory surplus ($ in billions) [8]	$5.7	$5.4	$4.7	$6.0	$5.6

[1]	Includes benefits (charges) of $19, ($17) and ($5), after tax, recorded in the three months ended September 30, 2008 for the unlock of unearned revenue reserves and reinsurance premiums in Individual Annuity, Individual Life and International, respectively. The 2008 after-tax unlock benefit recorded in the three months ended September 30, 2008, in net realized gains (losses) excluded from core earnings, was $8 Includes benefits (charges) of $47, $41 and $(1), after tax, recorded in the three months ended March 31, 2009 for the unlock of unearned revenue reserves and reinsurance premiums in Individual Annuity, Individual Life and International, respectively. The 2009 after-tax unlock benefit recorded in the three months ended March 31, 2009, in net realized gains (losses) excluded from core earnings, was $8.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the international operations, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees recorded in the three months ended September 30, 2008. The 2008 after-tax (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Individual Life and International Markets Group were ($721), ($1), ($48), ($37) and ($125), respectively. The 2008 after-tax unlock (charge) recorded in net realized gains (losses) excluded from core earnings was ($9). Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees recorded in the three months ended March 31, 2009. The 2009 after-tax (charges) recorded in Individual Annuity, Retirement Plans, Individual Life and International Markets Group were $(989), $(54), $(26) and $(424), respectively. The 2009 after-tax unlock benefit recorded in net realized gains (losses) excluded from core earnings was $3.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

[5]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[6]	Included an additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

[7]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[8]	Estimated United States statutory surplus at March 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF THE UNLOCK [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
REVENUES
Retail Products Group
Individual Annuity	$722	$721	$685	$548	$509	(30%)	(7%)
Other Retail	213	222	205	154	138	(35%)	(10%)

Total Retail Products Group	935	943	890	702	647	(31%)	(8%)
Individual Life	291	310	314	275	289	(1%)	5%

Total Individual Markets Group	1,226	1,253	1,204	977	936	(24%)	(4%)
Group Benefits	$1,180	$1,213	$1,219	$1,197	$1,228	4%	3%
Retirement Plans	157	188	182	149	148	(6%)	(1%)

Total Employer Markets Group	1,337	1,401	1,401	1,346	1,376	3%	2%
International Markets Group	258	264	256	267	220	(15%)	(18%)
Institutional Solutions Group	523	559	522	441	440	(16%)	—
Other	40	38	39	(24)	37	(8%)	NM

Core revenues before net investment income (loss) on equity securities held for trading	3,384	3,515	3,422	3,007	3,009	(11%)	—

Net investment income (loss) and other on equity securities held for trading	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%

Total core revenues	$(194)	$4,668	$7	$(1,493)	2,285	NM	NM
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(1,224)	(228)	(2,019)	(675)	377	NM	NM

Total revenues	$(1,418)	$4,440	$(2,012)	$(2,168)	$2,662	NM	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$174	$189	$169	$(198)	$65	(63%)	NM
Other Retail	13	14	14	(2)	1	(92%)	NM

Total Retail Products Group	187	203	183	(200)	66	(65%)	NM
Individual Life	41	43	45	26	26	(37%)	—

Total Individual Markets Group	228	246	228	(174)	92	(60%)	NM
Group Benefits	$70	$85	$100	$90	$66	(6%)	(27%)
Retirement Plans	17	33	12	(3)	—	(100%)	100%

Total Employer Markets Group	87	118	112	87	66	(24%)	(24%)
International Markets Group	67	64	50	(110)	(31)	NM	72%
Institutional Solutions Group	22	27	1	(40)	(20)	NM	50%
Other	(11)	(5)	—	(24)	5	NM	NM

Core earnings	393	450	391	(261)	112	(72%)	NM

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(548)	(116)	(1,265)	(546)	120	NM	NM

Net income (loss)	$(155)	$334	$(874)	$(807)	$232	NM	NM

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlock recorded in the three months ended September 30, 2008 and March 31, 2009.

L - 1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
REVENUES
Earned premiums [3]	$1,229	$1,305	$1,335	$1,296	$1,318	7%	2%
Fee income [3]	1,339	1,390	1,332	1,081	1,148	(14%)	6%
Net investment income (loss)
Securities available-for-sale and other	819	829	759	638	689	(16%)	8%
Equity securities held for trading [1]	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%

Total net investment income (loss)	(2,759)	1,982	(2,656)	(3,862)	(35)	99%	99%
Net realized capital losses — core	(3)	(9)	(8)	(8)	(12)	NM	(50%)

Total core revenues	(194)	4,668	3	(1,493)	2,419	NM	NM

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(1,224)	(228)	(2,007)	(675)	393	NM	NM

Total revenues	(1,418)	4,440	(2,004)	(2,168)	2,812	NM	NM

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [3]	1,729	1,771	2,095	1,829	3,033	75%	66%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%
Amortization of deferred policy acquisition costs and present value of future profits [3]	317	321	1,408	424	1,554	NM	NM
Goodwill impairment [2]	—	—	—	422	—	—	(100%)
Insurance operating costs and other expenses	817	863	838	782	755	(8%)	(3%)

Total benefits and expenses	(715)	4,108	926	(1,043)	4,618	NM	NM

CORE EARNINGS
Core earnings before income taxes	521	560	(923)	(450)	(2,199)	NM	NM
Income tax expense (benefit) [3]	128	110	(382)	(189)	(818)	NM	NM

Core earnings	393	450	(541)	(261)	(1,381)	NM	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	(548)	(116)	(1,274)	(546)	123	NM	NM

Net income (loss)	(155)	334	(1,815)	(807)	(1,258)	NM	(56%)

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[2]	As a result of the goodwill testing performed during the three months ended December 31, 2008, the Company wrote-off goodwill of $274, after-tax.

[3]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $932 and $941, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $1,493 and $1,490, respectively. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009
Fee Income	$(9)	$128
Earned Premiums	$5	$6
Benefits, losses and loss adjustment expense	$325	$1,099
Amortization of deferred policy acquisition costs	$1,106	$1,330
Income tax expense (benefit)	$(503)	$(802)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	$(9)	$3

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2008	2008	2008	2008	2009	Change	Change
Assets
General account	$118,697	$118,455	$114,838	$117,707	$112,237	(5%)	(5%)
Separate account	181,273	170,841	154,029	130,184	124,738	(31%)	(4%)

Total assets	299,970	289,296	268,867	247,891	236,975	(21%)	(4%)
Mutual fund assets	70,320	73,213	64,438	50,126	46,467	(34%)	(7%)

Total assets under management	$370,290	$362,509	$333,305	$298,017	$283,442	(23%)	(5%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,615	$49,683	$46,292	$45,182	$42,428	(16%)	(6%)
Equity securities, trading, at fair value	37,406	36,853	33,655	30,820	27,813	(26%)	(10%)
Equity securities, available-for-sale, at fair value	1,202	1,194	908	711	525	(56%)	(26%)
Policy loans, at outstanding balance	2,118	2,146	2,159	2,208	2,197	4%	—
Mortgage loans on real estate	4,821	5,135	5,460	5,684	5,633	17%	(1%)
Limited partnerships and other alternative investments	1,329	1,407	1,410	1,129	955	(28%)	(15%)
Other investments	1,086	894	1,308	1,473	2,909	168%	97%
Short term Investments	1,807	2,756	3,793	6,937	8,580	NM	24%

Total investments	100,384	100,068	94,985	94,144	91,040	(9%)	(3%)

Cash	2,016	1,842	1,683	1,648	1,604	(20%)	(3%)
Premiums receivable and agents’ balances	395	392	390	407	407	3%	—
Reinsurance recoverables	1,599	1,535	2,103	2,918	3,177	99%	9%
Deferred policy acquisition costs and present value of future profits	11,586	11,706	11,012	11,988	10,828	(7%)	(10%)
Deferred income taxes	(373)	(135)	1,324	2,183	3,201	NM	47%
Goodwill	867	867	880	462	470	(46%)	2%
Property and equipment, net	393	383	380	400	394	—	(2%)
Other assets	1,830	1,797	2,081	3,557	1,116	(39%)	(69%)
Separate account assets	181,273	170,841	154,029	130,184	124,738	(31%)	(4%)

Total assets	$299,970	$289,296	$268,867	$247,891	$236,975	(21%)	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,544	$15,772	$16,602	$16,747	$18,562	19%	11%
Other policyholder funds and benefits payable	46,460	46,563	47,208	53,753	52,952	14%	(1%)
Other policyholder funds payable — International variable annuities	37,376	36,822	33,629	30,799	27,793	(26%)	(10%)
Unearned premiums	167	161	163	138	138	(17%)	—
Consumer Notes	971	1,113	1,225	1,210	1,202	24%	(1%)
Debt	91	91	92	92	66	(27%)	(28%)
Other liabilities	8,197	7,585	7,691	7,297	5,561	(32%)	(24%)
Separate account liabilities	181,273	170,841	154,029	130,184	124,738	(31%)	(4%)

Total liabilities	290,079	278,948	260,639	240,220	231,012	(20%)	(4%)

Equity excluding AOCI, net of tax	11,059	11,888	10,752	12,095	10,839	(2%)	(10%)
AOCI, net of tax	(1,257)	(1,667)	(2,649)	(4,516)	(4,904)	NM	(9%)

Total stockholders’ equity	9,802	10,221	8,103	7,579	5,935	(39%)	(22%)

Noncontrolling Interest	89	127	125	92	28	(69%)	(70%)

Total equity	9,891	10,348	8,228	7,671	5,963	(40%)	(22%)

Total liabilities and equity	$299,970	$289,296	$268,867	$247,891	$236,975	(21%)	(4%)

Hartford Life and Accident Insurance Company NAIC RBC				462%
Hartford Life Insurance Company NAIC RBC				454%
Hartford Life and Annuity Insurance Company NAIC RBC				1221%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Institutional
	Individual	Other	Individual	Group	Retirement		Solutions
	Annuity	Retail	Life	Benefits	Plans	International	Group	Total
YEAR-TO-DATE
Balance, December 31, 2008	$5,693	$108	$3,027	$81	$877	$2,046	$156	$11,988
Adjustments to unrealized gains and losses on securities available — for — sale and other	(1,277)	(42)	(430)	—	(209)	46	(1)	(1,913)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,416	66	2,597	81	668	2,092	155	10,075
Capitalization	65	9	64	17	31	32	4	222
Amortization — Deferred Policy Acquisition Costs	(88)	(14)	(34)	(14)	(5)	(56)	(5)	(216)
Amortization — Present Value of Future Profits	(1)	—	(6)	—	(1)	—	—	(8)
Amortization — Realized Capital Gains / Losses	(174)	—	4	—	7	(5)	—	(168)
Amortization — Unlock — Core	(1,011)	—	(103)	—	(78)	(138)	—	(1,330)
Amortization — Unlock — Non-core	(13)	—	—	—	(4)	3	—	(14)
Effect of Currency Translation Adjustment	—	—	—	—	—	(159)	—	(159)

Balance, March 31, 2009	3,194	61	2,522	84	618	1,769	154	8,402
Adjustments to unrealized gains and losses on securities available — for — sale and other	1,683	—	369	(1)	359	15	1	2,426

Balance, March 31, 2009 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,877	$61	$2,891	$83	$977	$1,784	$155	$10,828

							Institutional
	Individual	Other	Individual	Group	Retirement		Solutions		HFSG	Total
Effect of Unlock [2] — March 31, 2009	Annuity	Retail	Life	Benefits	Plans	International	Group	Total Life	Corporate [1]	Company

Mutual Fund and Other Fees (Unearned Revenue)	$66	$—	$63	$—	$—	$(1)	$—	$128	$—	$128
Reinsurance Premiums	6	—	—	—	—	—	—	6	—	6
Death Benefits	511	—	—	—	3	511	—	1,025	—	1,025
Change in Reserves	—	—	—	—	—	—	—	—	—	—
Sales Inducements	71	—	—	—	2	1	—	74	—	74
Amortization of DAC	1,011	—	103	—	78	138	—	1,330	—	1,330
Other Expenses	—	—	—	—	—	—	—	—	6	6

Effect of Unlock on Earnings before income taxes	(1,521)	—	(40)	—	(83)	(651)	—	(2,295)	(6)	(2,301)
Income tax (benefit) expense	(532)	—	(14)	—	(29)	(227)	—	(802)	(2)	(804)

Effect of Unlock on Core Earnings	(989)	—	(26)	—	(54)	(424)	—	(1,493)	(4)	(1,497)
Net realized gains (losses), net of tax, excluded from core earnings	4	—	(0)	—	(3)	2	—	3	—	3

Effect of Unlock on Net Income	$(985)	$—	$(26)	$—	$(57)	$(422)	$—	$(1,490)	$(4)	$(1,494)

[1]	In HFSG Corporate, revisions to estimated gross profits affect the purchase accounting adjustments made in connection with the buyback of Hartford Life, Inc. shares in 2000.

[2]	For purposes of this schedule increases to revenue amounts are positive numbers; increases to expense amounts are positive numbers; and increases to income before taxes, net income and core earnings are positive numbers.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of March 31, 2009
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP		NET AMT AT	% of NAR
ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	ACCOUNT VALUE	RISK	REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1]
MAV only	$23,212	$15,815	66%	$5,452
with 5% rollup [2]	1,689	1,238	58%	519
with Earnings Protection Benefit Rider (EPB) [3]	4,698	2,707	90%	277
with 5% rollup & EPB	676	437	81%	85

Total MAV	30,275	20,197	69%	6,333
Asset Protection Benefit (APB) [4]	23,290	9,335	33%	6,212
Lifetime Income Benefit (LIB) — Death Benefit [5]	1,038	550	—%	550
Reset [6] (5-7 years)	3,093	1,313	—%	1,312
Return of Premium [7]/Other	16,757	4,592	6%	4,319

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$74,453	$35,987	48%	$18,726

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	26,567	8,960	15%	7,619

TOTAL	$101,020	$44,947	41%	$26,345

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
OTHER DATA	2008	2008	2008	2008	2009
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,322.70	1,280.00	1,164.74	903.25	797.87
Total Account Value	$115,212	$112,786	$99,118	$81,128	$74,453
Retained net amount of risk	3,633	4,067	8,565	17,149	18,726
GMDB net GAAP liability [9]	203	208	304	275	749
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$36,777	$35,910	$32,706	$29,726	$26,567
Retained net amount of risk	2,151	1,706	3,716	7,761	7,619
GMDB/GMIB net GAAP liability [9]	39	37	178	198	679

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $28.0 billion and $26.8 billion as of March 31, 2009 and December 31, 2008, respectively.

[9]	For the three months ended September 30, 2008 there was an increase to GMDB/GMIB liability, as a result of the unlock, for U.S. and Japan variable annuity business of $116 and $139, respectively. For the three months ended March 31, 2009 the amounts were $511 and $509, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of March 31, 2009

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$3,018
Liability for reinsurance in unauthorized companies	(2)

Net statutory reinsurance reserve credit	$3,016

Statutory amounts recoverable from reinsurers	$149

The top ten reinsurers represent $2,958 or 93% of the total statutory reserve credit and amounts recoverable.
•	23% of this amount is with reinsurers rated “A+” by A.M. Best at April 27, 2009.

•	36% of this amount is with reinsurers rated “A” by A.M. Best at April 27, 2009.

•	33% of this amount is with reinsurers rated “A-” by A.M. Best at April 27, 2009.

•	8% of this amount is with reinsurers rated “B++” by A.M. Best at April 27, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2009	December 31, 2008

Statutory Capital and Surplus	$5,601	$6,046
GAAP Adjustments
Investment in subsidiaries	732	2,960
Deferred policy acquisition costs	10,828	11,988
Deferred taxes	2,597	1,461
Benefit reserves	(5,496)	(7,224)
Unrealized losses on investments, net of impairments	(8,623)	(8,465)
Asset valuation reserve and interest maintenance reserve	172	177
Goodwill	393	376
Other, net	(241)	260

GAAP Stockholders’ Equity	$5,963	$7,579

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$497	$495	$454	$335	$302	(39%)	(10%)
Other fees [2]	33	34	59	31	93	182%	NM

Total fee income	530	529	513	366	395	(25%)	8%

Direct premiums	24	24	29	22	18	(25%)	(18%)
Reinsurance premiums [2]	(30)	(31)	(18)	(24)	(16)	47%	33%

Net premiums	(6)	(7)	11	(2)	2	NM	NM

Total premiums and other considerations	524	522	524	364	397	(24%)	9%

Net investment income
Net investment income on G/A assets	209	210	198	162	169	(19%)	4%
Net investment income on assigned capital [5]	19	20	22	31	13	(32%)	(58%)
Charge for invested capital	(33)	(32)	(30)	(7)	2	NM	NM

Total net investment income	195	198	190	186	184	(6%)	(1%)
Net realized capital gains (losses) — core	3	1	—	(2)	—	(100%)	100%

Total core revenues	722	721	714	548	581	(20%)	6%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(759)	(71)	(483)	(595)	486	NM	NM

Total revenues	(37)	650	231	(47)	1,067	NM	NM

Benefits and Expenses
Benefits and losses
Death benefits [2]	13	13	131	35	555	NM	NM
Other contract benefits	18	18	24	27	22	22%	(19%)
Change in reserve	14	13	14	11	4	(71%)	(64%)
Sales inducements [2]	13	12	73	2	80	NM	NM
Interest credited on G/A assets	150	148	159	162	169	13%	4%

Total benefits and losses	208	204	401	237	830	NM	NM

Other insurance expenses
Commissions & wholesaling expenses	253	242	214	175	135	(47%)	(23%)
Operating expenses	52	62	56	56	49	(6%)	(13%)
Premium taxes and other expenses	3	2	3	5	4	33%	(20%)

Subtotal — expenses before deferral	308	306	273	236	188	(39%)	(20%)
Deferred policy acquisition costs	(167)	(157)	(144)	(109)	(65)	61%	40%

Total other insurance expense	141	149	129	127	123	(13%)	(3%)
Amortization of deferred policy acquisition costs [2]	164	157	1,096	86	1,100	NM	NM
Goodwill impairment [4]	—	—	—	422	—	—	(100%)

Total benefits and expenses	513	510	1,626	872	2,053	NM	135%
Core earnings (loss) before income taxes	209	211	(912)	(324)	(1,472)	NM	NM
Income tax expense (benefit) [1] [2]	35	22	(360)	(126)	(548)	NM	NM

Core earnings (loss) [2]	174	189	(552)	(198)	(924)	NM	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2] [3]	(264)	(33)	(282)	(470)	178	NM	NM

Net income (loss) [2]	$(90)	$156	$(834)	$(668)	$(746)	NM	(12%)

RETURN ON ASSETS (After-tax bps)
Core earnings	56.3	64.7	(202.0)	(83.9)	(445.9)	NM	NM
Net income (loss)	(29.1)	53.4	(305.1)	(283.1)	(360.0)	NM	(27%)

[1]	The three months ended June 30, 2008 includes a tax benefit of $16 related to DRD and FTC.

[2]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $721 and $731, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $989 and $985, respectively. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009
Other Fees	$24	$66
Reinsurance Premiums	$5	$6
Death Benefits	$116	$511
Sales Inducements	$62	$71
Amortization of deferred policy acquisition costs	$959	$1,011
Income tax expense (benefit)	$(387)	$(532)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	$(10)	$4

[3]	Included in the three months ended March 31, June 30, September 30, and December 31, 2008 and March 31, 2009 are guaranteed minimum withdrawal benefit (“GMWB”), net realized gains (losses), net of tax and DAC, excluded from core earnings of $(251), $(7), ($45), ($254) and $237, respectively.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS [2]

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$4	$4	$3	$2	$—	(100%)	(100%)
Mutual fund and other fees	213	224	208	158	142	(33%)	(10%)

Total fee income	217	228	211	160	142	(35%)	(11%)
Net investment loss
Net investment loss on G/A assets	(1)	(3)	(3)	(4)	(3)	NM	25%
Net investment loss on assigned capital	(3)	(3)	(3)	(2)	(1)	67%	50%

Total net investment loss	(4)	(6)	(6)	(6)	(4)	—	33%
Total core revenues	213	222	205	154	138	(35%)	(10%)
Net realized losses, before tax and DAC, excluded from core revenues	—	—	(1)	—	—	—	—

Total revenues	213	222	204	154	138	(35%)	(10%)

Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	149	158	143	103	97	(35%)	(6%)
Operating expenses	40	40	34	30	29	(28%)	(3%)
Premium taxes and other expenses	4	3	5	6	5	25%	(17%)

Subtotal — expenses before deferral	193	201	182	139	131	(32%)	(6%)
Deferred policy acquisition costs	(22)	(23)	(17)	(12)	(9)	59%	25%

Total other insurance expense	171	178	165	127	122	(29%)	(4%)
Amortization of deferred policy acquisition costs [1]	22	22	22	30	14	(36%)	(53%)

Total benefits and expenses	193	200	187	157	136	(30%)	(13%)
Core earnings (loss) before income taxes	20	22	18	(3)	2	(90%)	NM
Income tax expense (benefit) [1]	7	8	5	(1)	1	(86%)	NM

Core earnings (loss) [1]	13	14	13	(2)	1	(92%)	NM
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	—	(1)	—	1	—	—

Net income (loss) [1]	$13	$14	$12	$(2)	$2	(85%)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	10.6	11.5	11.1	(2.1)	1.3	(88%)	NM
Net income	10.6	11.5	10.3	(2.1)	2.6	(75%)	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2008 increased amortization of deferred policy acquisition costs by $1, after-tax.

[2]	Specialty products / Other transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Individual Annuity
Broker-dealer	$1,677	$1,574	$1,502	$1,266	$949	(43%)	(25%)
Banks	938	982	832	742	386	(59%)	(48%)

Total deposits by distribution	2,615	2,556	2,334	2,008	1,335	(49%)	(34%)

Variable	2,546	2,233	1,948	1,160	702	(72%)	(39%)
Fixed MVA/other	69	323	386	848	633	NM	(25%)

Total deposits by product	2,615	2,556	2,334	2,008	1,335	(49%)	(34%)

Retail Mutual Funds	3,966	3,967	3,614	2,565	2,250	(43%)	(12%)

529 College Savings Plan/Specialty Products/Other [1]	183	153	141	80	57	(69%)	(29%)

Total Retail Products Group	$6,764	$6,676	$6,089	$4,653	$3,642	(46%)	(22%)

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis. Deposits for this business in the three months ended March 31, 2009 were $63.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
INDIVIDUAL ANNUITY
General account	$15,126	$15,275	$15,650	$16,051	$16,499	9%	3%
Non-guaranteed separate account	102,924	100,436	87,287	69,805	63,414	(38%)	(9%)

Total Individual Annuity	$118,050	$115,711	$102,937	$85,856	$79,913	(32%)	(7%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,126	$5,039	$5,081	$4,866	$4,839	(6%)	(1%)
Non-guaranteed separate account	102,794	100,306	87,169	69,712	63,327	(38%)	(9%)

Total individual variable annuities	107,920	105,345	92,250	74,578	68,166	(37%)	(9%)

Fixed MVA & other individual annuities	10,130	10,366	10,687	11,278	11,747	16%	4%

Total Individual Annuity	118,050	115,711	102,937	85,856	79,913	(32%)	(7%)

Specialty Products/Other — Segregated Assets [1]	604	578	500	398	—	(100%)	(100%)

Mutual Fund Assets
Retail mutual fund assets	44,617	47,239	40,903	31,032	28,706	(36%)	(7%)
Specialty Product/Other mutual fund assets [1]	1,022	1,126	1,071	826	—	(100%)	(100%)
529 College Savings Plan assets	1,121	1,150	1,013	852	837	(25%)	(2%)

Total Mutual Fund Assets	46,760	49,515	42,987	32,710	29,543	(37%)	(10%)

Total Retail Products Group Assets Under Management	$165,414	$165,804	$146,424	$118,964	$109,456	(34%)	(8%)

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009

VARIABLE ANNUITIES
Beginning balance	$119,071	$107,920	$105,345	$92,250	$74,578

Deposits	2,546	2,233	1,948	1,160	702
Surrenders	(3,338)	(3,331)	(3,058)	(2,671)	(2,288)
Death benefits/annuity payouts	(445)	(460)	(404)	(342)	(349)
Transfers [2]	(2)	(20)	(26)	(25)	(29)

Net Flows	(1,239)	(1,578)	(1,540)	(1,878)	(1,964)
Change in market value/change in reserve/interest credited	(9,911)	(1,016)	(11,544)	(15,778)	(4,443)
Other [3]	(1)	19	(11)	(16)	(5)

Ending balance	$107,920	$105,345	$92,250	$74,578	$68,166

FIXED MVA AND OTHER
Beginning balance	$10,243	$10,130	$10,366	$10,687	$11,278

Deposits	69	323	386	848	633
Surrenders	(219)	(175)	(131)	(308)	(238)
Death benefits/annuity payouts	(118)	(102)	(101)	(112)	(113)
Transfers [2]	49	71	57	55	55

Net Flows	(219)	117	211	483	337
Change in market value/change in reserve/interest credited	106	119	110	108	132

Ending balance	$10,130	$10,366	$10,687	$11,278	$11,747

TOTAL INDIVIDUAL ANNUITY
Beginning balance	$129,314	$118,050	$115,711	$102,937	$85,856

Deposits	2,615	2,556	2,334	2,008	1,335
Surrenders	(3,557)	(3,506)	(3,189)	(2,979)	(2,526)
Death benefits/annuity payouts	(563)	(562)	(505)	(454)	(462)
Transfers [2]	47	51	31	30	26

Net Flows	(1,458)	(1,461)	(1,329)	(1,395)	(1,627)
Change in market value/change in reserve/interest credited	(9,805)	(897)	(11,434)	(15,670)	(4,311)
Other [3]	(1)	19	(11)	(16)	(5)

Ending balance	$118,050	$115,711	$102,937	$85,856	$79,913

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees. The three months ended June 30, 2008 also includes the crediting of policyholder account balances associated with the settlement of the New York Attorney General’s investigation related to market timing.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009

RETAIL MUTUAL FUNDS
Beginning balance	$48,383	$44,617	$47,239	$40,903	$31,032

Deposits	3,966	3,967	3,614	2,565	2,250
Redemptions	(2,845)	(2,066)	(2,798)	(3,563)	(2,750)

Net Sales	1,121	1,901	816	(998)	(500)
Change in market value	(4,854)	761	(7,117)	(8,852)	(1,807)
Other [1]	(33)	(40)	(35)	(21)	(19)

Ending balance	$44,617	$47,239	$40,903	$31,032	$28,706

[1]	Includes front end loads on A share products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
Variable life fees	$18	$19	$16	$12	$11	(39%)	(8%)
Cost of insurance charges	140	143	145	150	152	9%	1%
Other fees [1]	63	75	59	59	130	106%	120%

Total fee income	221	237	220	221	293	33%	33%

Direct premiums	28	30	31	32	31	11%	(3%)
Reinsurance premiums	(46)	(49)	(46)	(51)	(50)	(9%)	2%

Net premiums	(18)	(19)	(15)	(19)	(19)	(6%)	—

Total premiums and other considerations	203	218	205	202	274	35%	36%

Net investment income
Net investment income on G/A assets	92	95	87	77	82	(11%)	6%
Net investment income on assigned capital	4	4	5	3	2	(50%)	(33%)
Charge for invested capital	(8)	(7)	(8)	(6)	(5)	38%	17%

Total net investment income	88	92	84	74	79	(10%)	7%
Net realized capital losses — core	—	—	(1)	(1)	(1)	—	—

Total core revenues	291	310	288	275	352	21%	28%
Net realized losses and other, before tax and DAC, excluded from core revenues	(35)	(25)	(169)	(21)	(33)	6%	(57%)

Total revenues	256	285	119	254	319	25%	26%

Benefits and Expenses
Benefits and losses
Death benefits	91	88	86	94	94	3%	—
Other contract benefits	5	5	5	5	5	—	—
Change in reserve [1]	(4)	(3)	4	(3)	2	NM	NM
Sales inducements	—	—	—	—	1	—	—
Interest credited on G/A assets	62	63	64	65	62	—	(5%)

Total benefits and losses	154	153	159	161	164	6%	2%

Other insurance expenses
Commissions & wholesaling expenses	59	57	60	67	39	(34%)	(42%)
Operating expenses	64	70	66	69	61	(5%)	(12%)
Premium taxes and other expenses	12	13	14	13	12	9%	(8%)

Subtotal — expenses before deferral	135	140	140	149	112	(17%)	(25%)
Deferred policy acquisition costs	(88)	(89)	(91)	(94)	(64)	27%	32%

Total other insurance expense	47	51	49	55	48	2%	(13%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	32	44	74	21	143	NM	NM

Total benefits and expenses	233	248	282	237	355	52%	50%
Core earnings (loss) before income taxes	58	62	6	38	(3)	NM	NM
Income tax expense (benefit) [1]	17	19	(2)	12	(3)	NM	NM

Core earnings [1]	41	43	8	26	—	(100%)	(100%)
Net realized losses and other, net of tax and DAC, excluded from core earnings [1]	(21)	(13)	(110)	(17)	(18)	14%	(6%)

Net income (loss) [1]	$20	$30	$(102)	$9	$(18)	NM	NM

Earnings Margin (After-tax)
Core earnings	14.1%	13.9%	2.8%	9.5%	0.0%	(14.1)	(9.5)
Net income	7.8%	10.5%	(85.7%)	3.5%	(5.6%)	(13.4)	(9.1)

[1]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $37 and $44, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased both core earnings and net income by $26 The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009
Other Fees	$(26)	$63
Change in Reserves	5	—
Amortization of deferred policy acquisition costs	26	103
Income tax expense (benefit)	(20)	(14)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(7)	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
SALES BY DISTRIBUTION
Wirehouse	$24	$25	$24	$22	$13	(46%)	(41%)
Banks	9	9	9	8	5	(44%)	(38%)
Independent	29	32	31	36	16	(45%)	(56%)
Other	3	4	5	4	3	—	(25%)

Total sales by distribution	$65	$70	$69	$70	$37	(43%)	(47%)

SALES BY PRODUCT
Variable Life	28	23	22	18	8	(71%)	(56%)
Universal life/whole life	32	40	41	45	23	(28%)	(49%)
Term life/other	5	7	6	7	6	20%	(14%)

Total sales by product	$65	$70	$69	$70	$37	(43%)	(47%)

ACCOUNT VALUE
General account	$5,688	$5,768	$5,863	$5,926	$5,983	5%	1%
Separate account	6,091	6,090	5,308	4,256	3,998	(34%)	(6%)

Total account value	$11,779	$11,858	$11,171	$10,182	$9,981	(15%)	(2%)

ACCOUNT VALUE BY PRODUCT
Variable life	$6,620	$6,625	$5,848	$4,802	$4,550	(31%)	(5%)
Universal life/interest sensitive whole life	4,485	4,569	4,663	4,727	4,788	7%	1%
Modified guaranteed life	551	542	537	529	522	(5%)	(1%)
Other	123	122	123	124	121	(2%)	(2%)

Total account value by product	$11,779	$11,858	$11,171	$10,182	$9,981	(15%)	(2%)

LIFE INSURANCE IN-FORCE
Variable life	$78,145	$78,557	$78,809	$78,853	$77,913	—	(1%)
Universal life/interest sensitive whole life	49,415	50,298	51,355	52,356	52,711	7%	1%
Term life	54,369	57,371	60,261	63,334	65,318	20%	3%
Modified guaranteed life	662	648	637	624	612	(8%)	(2%)
Other	307	299	299	297	299	(3%)	1%

Total life insurance in-force	$182,898	$187,173	$191,361	$195,464	$196,853	8%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009
VARIABLE LIFE
Beginning balance	$7,284	$6,620	$6,625	$5,848	$4,802

First year & single premiums	74	74	63	63	30
Renewal premiums	142	140	139	149	130

Premiums and deposits	216	214	202	212	160
Surrenders	(90)	(99)	(76)	(79)	(67)
Death benefits	(16)	(20)	(20)	(13)	(13)

Net Flows	110	95	106	120	80
Policy fees	(131)	(123)	(128)	(137)	(123)
Change in market value/interest credited	(643)	33	(755)	(1,029)	(209)

Ending balance	$6,620	$6,625	$5,848	$4,802	$4,550

OTHER [1]
Beginning balance	$5,065	$5,159	$5,233	$5,323	$5,380

First year & single premiums	117	108	125	145	99
Renewal premiums	121	120	123	136	128

Premiums and deposits	238	228	248	281	227
Surrenders	(46)	(54)	(53)	(76)	(67)
Death benefits	(21)	(24)	(22)	(55)	(27)

Net Flows	171	150	173	150	133
Policy fees	(132)	(133)	(139)	(152)	(138)
Change in market value/interest credited	55	57	56	59	56

Ending balance	$5,159	$5,233	$5,323	$5,380	$5,431

TOTAL INDIVIDUAL LIFE
Beginning balance	$12,349	$11,779	$11,858	$11,171	$10,182

First year & single premiums	191	182	188	208	129
Renewal premiums	263	260	262	285	258

Premiums and deposits	454	442	450	493	387
Surrenders	(136)	(153)	(129)	(155)	(134)
Death benefits	(37)	(44)	(42)	(68)	(40)

Net Flows	281	245	279	270	213
Policy fees	(263)	(256)	(267)	(289)	(261)
Change in market value/interest credited	(588)	90	(699)	(970)	(153)

Ending balance	$11,779	$11,858	$11,171	$10,182	$9,981

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
ASO fees	$9	$9	$9	$9	$11	22%	22%
Other fees	(1)	1	—	(1)	1	NM	NM

Total fee income	8	10	9	8	12	50%	50%

Direct premiums	1,031	1,060	1,061	1,055	1,103	7%	5%
Reinsurance premiums	35	30	39	45	23	(34%)	(49%)

Net premiums	1,066	1,090	1,100	1,100	1,126	6%	2%

Total premiums and other considerations	1,074	1,100	1,109	1,108	1,138	6%	3%

Net investment income
Net investment income on G/A assets	88	95	92	71	83	(6%)	17%
Net investment income on assigned capital	18	18	19	18	8	(56%)	(56%)

Total net investment income	106	113	111	89	91	(14%)	2%
Net realized capital losses — core	—	—	(1)	—	(1)	—	—

Total core revenues	1,180	1,213	1,219	1,197	1,228	4%	3%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(36)	(37)	(440)	(26)	4	NM	NM

Total revenues	1,144	1,176	779	1,171	1,232	8%	5%

Benefits and Expenses
Benefits and losses
Death benefits	290	316	321	284	335	16%	18%
Other contract benefits	475	469	463	460	457	(4%)	(1%)
Change in reserve	23	26	(4)	21	68	196%	NM

Total benefits and losses	788	811	780	765	860	9%	12%

Other insurance expenses
Commissions & wholesaling expenses	148	128	144	146	125	(16%)	(14%)
Operating expenses	135	145	134	145	134	(1%)	(8%)
Premium taxes and other expenses	19	12	21	20	22	16%	10%

Subtotal — expenses before deferral	302	285	299	311	281	(7%)	(10%)
Deferred policy acquisition costs	(17)	(15)	(16)	(21)	(17)	—	19%

Total other insurance expense	285	270	283	290	264	(7%)	(9%)
Amortization of deferred policy acquisition costs	13	14	15	15	14	8%	(7%)

Total benefits and expenses	1,086	1,095	1,078	1,070	1,138	5%	6%
Core earnings before income taxes	94	118	141	127	90	(4%)	(29%)
Income tax expense	24	33	41	37	24	—	(35%)

Core earnings	70	85	100	90	66	(6%)	(27%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(24)	(23)	(286)	(18)	3	NM	NM

Net income (loss)	$46	$62	$(186)	$72	$69	50%	(4%)

After-Tax Profit as % of Revenues
Core earnings	5.9%	7.0%	8.2%	7.5%	5.4%	(0.5)	(2.1)
Net income	4.0%	5.3%	(23.9%)	6.1%	5.6%	1.6	(0.5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$480	$497	$490	$517	$518	8%	—
Group life	508	526	534	516	543	7%	5%
Other	78	67	75	67	65	(17%)	(3%)

Total fully insured — ongoing premiums	1,066	1,090	1,099	1,100	1,126	6%	2%

Total buyouts [1]	—	—	1	—	—	—	—

Total premiums	1,066	1,090	1,100	1,100	1,126	6%	2%
Group disability — premium equivalents [2]	85	85	85	83	92	8%	11%

Total premiums and premium equivalent	$1,151	$1,175	$1,185	$1,183	$1,218	6%	3%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$190	$54	$66	$65	$204	7%	NM
Group life	186	76	87	75	188	1%	151%
Other	5	5	5	6	8	60%	33%

Total fully insured — ongoing sales	381	135	158	146	400	5%	174%

Total buyouts [1]	—	—	1	—	—	—	—

Total sales	381	135	159	146	400	5%	174%
Group disability premium equivalents [2]	95	6	7	24	62	(35%)	158%

Total sales and premium equivalents	$476	$141	$166	$170	$462	(3%)	172%

RATIOS [3]
Loss Ratio	73.4%	73.7%	70.3%	69.0%	75.6%	2.2	6.6
Expense Ratio	27.7%	25.8%	26.9%	27.5%	24.4%	(3.3)	(3.1)

GAAP RESERVES [4]
Group disability	$4,657	$4,699	$4,717	$4,727	$4,771	2%	1%
Group life	1,320	1,331	1,319	1,333	1,336	1%	—
Other	146	112	98	100	92	(37%)	(8%)

Total GAAP reserves	$6,123	$6,142	$6,134	$6,160	$6,199	1%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended March 31, June 30, September 30, and December 31, 2008 and March 31, 2009 are net of reinsurance recoverables of $252, $ 241, $243, $231 and $193, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$56	$57	$55	$41	$40	(29%)	(2%)
Mutual fund and other fees	12	40	39	34	32	167%	(6%)

Total fee income	68	97	94	75	72	6%	(4%)

Direct premiums	1	1	1	1	1	—	—

Total premiums and other considerations	69	98	95	76	73	6%	(4%)

Net investment income
Net investment income on G/A assets	85	88	83	72	76	(11%)	6%
Net investment income on assigned capital	4	4	4	3	1	(75%)	(67%)
Charge for invested capital	—	(1)	—	—	—	—	—

Total net investment income	89	91	87	75	77	(13%)	3%
Net realized losses — core	(1)	(1)	—	(2)	(2)	(100%)	—

Total core revenues	157	188	182	149	148	(6%)	(1%)
Net realized losses, before tax and DAC, excluded from core revenues	(35)	(18)	(181)	(34)	(57)	(63%)	(68%)

Total revenues	122	170	1	115	91	(25%)	(21%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	—	—	1	—	4	—	—
Other contract benefits	11	12	11	11	11	—	—
Change in reserve	(5)	(5)	(6)	(5)	(5)	—	—
Sales inducements [1]	—	—	2	(1)	1	—	NM
Interest credited on G/A assets	59	59	62	66	63	7%	(5%)

Total benefits and losses	65	66	70	71	74	14%	4%

Other insurance expenses
Commissions & wholesaling expenses	30	36	34	31	34	13%	10%
Operating expenses	68	88	89	82	70	3%	(15%)
Premium taxes and other expenses	1	6	7	5	6	NM	20%

Subtotal — expenses before deferral	99	130	130	118	110	11%	(7%)
Deferred policy acquisition costs	(38)	(38)	(35)	(31)	(31)	18%	—

Total other insurance expense	61	92	95	87	79	30%	(9%)
Amortization of deferred policy acquisition costs [1]	9	7	83	1	84	NM	NM

Total benefits and expenses	135	165	248	159	237	76%	49%
Core earnings (loss) before income taxes	22	23	(66)	(10)	(89)	NM	NM
Income tax expense (benefit) [1] [2]	5	(10)	(30)	(7)	(35)	NM	NM

Core earnings (loss) [1]	17	33	(36)	(3)	(54)	NM	NM
Net realized losses, net of tax and DAC, excluded from core earnings [1]	(22)	(2)	(124)	(20)	(34)	(55%)	(70%)

Net income (loss) [1]	$(5)	$31	$(160)	$(23)	$(88)	NM	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	18.1	28.3	(31.9)	(3.0)	(59.2)	NM	NM
Net income (loss)	(5.3)	26.6	(141.9)	(22.9)	(96.4)	NM	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $48 and $49, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $54 and $57, respectively. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009
Death Benefits	$1	$3
Sales Inducements	1	2
Amortization of deferred policy acquisition costs	75	78
Income tax expense (benefit)	(29)	(29)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	(3)

[2]	The three months ended June 30, 2008 includes a tax benefit related to DRD of $15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

401(k)
Annuity — plan/participant rollovers	$739	$506	$487	$418	$530	(28%)	27%
Annuity — ongoing contributions	643	569	579	555	623	(3%)	12%

Total 401(k) Annuity	1,382	1,075	1,066	973	1,153	(17%)	18%
Mutual funds	441	836	862	687	684	55%	—

Total 401(k)	1,823	1,911	1,928	1,660	1,837	1%	11%

403(b)/457
Annuity — plan/participant rollovers	143	57	79	38	57	(60%)	50%
Annuity — ongoing contributions	257	339	314	285	300	17%	5%

Total 403(b)/457 Annuity	400	396	393	323	357	(11%)	11%
Mutual funds	26	43	13	13	35	35%	169%

Total 403(b)/457	426	439	406	336	392	(8%)	17%

Total Retirement
401(k) Annuity	1,382	1,075	1,066	973	1,153	(17%)	18%
403(b)/457 Annuity	400	396	393	323	357	(11%)	11%

Total Retirement Plans Annuity deposits	1,782	1,471	1,459	1,296	1,510	(15%)	17%
Mutual funds	467	879	875	700	719	54%	3%

Total Retirement Plans Deposits	2,249	2,350	2,334	1,996	2,229	(1%)	12%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

401(k)
General account	$1,354	$1,365	$1,446	$1,499	$1,538	14%	3%
Non-guaranteed separate account	13,059	13,467	12,290	10,457	10,310	(21%)	(1%)

Total 401(k) — Annuity account value	$14,413	$14,832	$13,736	$11,956	$11,848	(18%)	(1%)
Mutual fund assets [1]	20,005	19,748	18,022	14,739	14,017	(30%)	(5%)

Total 401(k) Assets Under Management	$34,418	$34,580	$31,758	$26,695	$25,865	(25%)	(3%)

403(b)/457
General account	$4,850	$5,022	$5,238	$5,292	$5,456	12%	3%
Non-guaranteed separate account	7,076	7,175	6,194	4,950	4,548	(36%)	(8%)

Total 403(b)/457 - Annuity account value	$11,926	$12,197	$11,432	$10,242	$10,004	(16%)	(2%)
Mutual fund assets	66	106	104	99	127	92%	28%

Total 403(b)/457 Assets Under Management	$11,992	$12,303	$11,536	$10,341	$10,131	(16%)	(2%)

TOTAL RETIREMENT
General account	$6,204	$6,387	$6,684	$6,791	$6,994	13%	3%
Non-guaranteed separate account	20,135	20,642	18,484	15,407	14,858	(26%)	(4%)

Total Retirement Plans account value	$26,339	$27,029	$25,168	$22,198	$21,852	(17%)	(2%)
Mutual fund assets	20,071	19,854	18,126	14,838	14,144	(30%)	(5%)

Total Retirement Plans Assets Under Management	$46,410	$46,883	$43,294	$37,036	$35,996	(22%)	(3%)

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [1]	$5,666	$6,282	$5,853	$5,122	$5,024	(11%)	(2%)
Number of Participants [2]	142,537	155,618	155,373	155,914	165,038	16%	6%

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans

Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009
401(k) GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$14,731	$14,413	$14,832	$13,736	$11,956

Deposits	1,382	1,075	1,066	973	1,153
Surrenders	(617)	(591)	(610)	(625)	(635)
Death benefits/annuity payouts	(9)	(11)	(10)	(9)	(8)

Net Flows	756	473	446	339	510
Change in market value/change in reserve/interest credited	(1,074)	(54)	(1,542)	(2,119)	(618)

Ending balance	$14,413	$14,832	$13,736	$11,956	$11,848

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$12,363	$11,926	$12,197	$11,432	$10,242
Deposits	400	396	393	323	357
Surrenders	(244)	(245)	(240)	(330)	(225)
Death benefits/annuity payouts	(12)	(13)	(12)	(12)	(11)

Net Flows	144	138	141	(19)	121
Change in market value/change in reserve/interest credited	(581)	133	(906)	(1,171)	(359)

Ending balance	$11,926	$12,197	$11,432	$10,242	$10,004

MUTUAL FUND ASSETS [2] [3]
Beginning balance	$1,454	$20,071	$19,854	$18,126	$14,838

Deposits	467	879	875	700	719
Surrenders	(345)	(1,109)	(836)	(1,077)	(662)

Net Flows	122	(230)	39	(377)	57
Acquisitions	18,725	—	—	—	—
Change in market value/change in reserve/interest credited	(230)	13	(1,767)	(2,911)	(751)

Ending balance	$20,071	$19,854	$18,126	$14,838	$14,144

TOTAL RETIREMENT
Beginning balance	$28,548	$46,410	$46,883	$43,294	$37,036

Deposits	2,249	2,350	2,334	1,996	2,229
Surrenders	(1,206)	(1,945)	(1,686)	(2,032)	(1,522)
Death benefits/annuity payouts	(21)	(24)	(22)	(21)	(19)

Net Flows	1,022	381	626	(57)	688
Acquisitions	18,725	—	—	—	—
Change in market value/change in reserve/interest credited	(1,885)	92	(4,215)	(6,201)	(1,728)

Ending balance	$46,410	$46,883	$43,294	$37,036	$35,996

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Months	3 Months
	2008	2008	2008	2008	2009	Change	Change
CORE EARNINGS
Japan operations	$70	$64	$(59)	$(111)	$(430)	NM	NM
Other international operations	(3)	—	(16)	1	(25)	NM	NM

Core earnings (loss)	$67	$64	$(75)	$(110)	$(455)	NM	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(59)	8	(32)	(188)	162	NM	NM

Net income (loss)	$8	$72	$(107)	$(298)	$(293)	NM	2%

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$944	$863	$868	$291	$202	(79%)	(31%)
Fixed MVA and other	172	149	231	43	21	(88%)	(51%)

Total deposits by product	$1,116	$1,012	$1,099	$334	$223	(80%)	(33%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥99,140	¥90,334	¥93,342	¥28,200	¥18,924	(81%)	(33%)
Fixed MVA and other	17,558	15,609	24,985	4,016	1,973	(89%)	(51%)

Total deposits by product	¥116,698	¥105,943	¥118,327	¥32,216	¥20,897	(82%)	(35%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$520	$469	$383	$(3,087)	$(80)	NM	97%
Fixed MVA and other	143	128	196	1,962	(49)	NM	NM

Total net flows by product	$663	$597	$579	$(1,125)	$(129)	NM	89%

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥54,447	¥49,111	¥41,213	¥(309,214)	¥(7,485)	NM	98%
Fixed MVA and other	14,580	13,396	21,193	177,526	(4,631)	NM	NM

Total net flows by product	¥69,027	¥62,507	¥62,406	¥(131,688)	¥(12,116)	NM	91%

JAPAN AUM — Dollars
Individual Annuity
Variable	$36,777	$35,910	$32,706	$29,726	$26,567	(28%)	(11%)
Fixed MVA and other [1]	2,198	2,212	2,416	4,769	4,379	99%	(8%)

Total AUM by product	$38,975	$38,122	$35,122	$34,495	$30,946	(21%)	(10%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,660,549	¥3,806,639	¥3,472,208	¥2,694,696	¥2,624,041	(28%)	(3%)
Fixed MVA and other [1]	218,854	234,442	256,542	432,267	432,525	98%	—

Total AUM by product	¥3,879,403	¥4,041,081	¥3,728,750	¥3,126,963	¥3,056,566	(21%)	(2%)

[1]	Of the total ending fixed MVA and other balance as of March 31, 2009 of $4.4 billion and ¥432.5 billion, approximately $1.8 billion and ¥180.7 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Wins product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$209	$214	$205	$170	$159	(24%)	(6%)
Other fees	18	16	10	25	12	(33%)	(52%)

Total fee income	227	230	215	195	171	(25%)	(12%)

Reinsurance premiums	(2)	(3)	(2)	(2)	(2)	—	—

Total premiums and other considerations	225	227	213	193	169	(25%)	(12%)

Net investment income
Net investment income on G/A assets	25	24	27	30	29	16%	(3%)
Net investment income on assigned capital	1	1	2	21	12	NM	(43%)

Total net investment income	26	25	29	51	41	58%	(20%)
Net realized capital losses — core	(7)	(11)	(8)	(2)	(5)	29%	(150%)

Total core revenues	244	241	234	242	205	(16%)	(15%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(108)	3	(43)	(218)	260	NM	NM

Total revenues	136	244	191	24	465	NM	NM

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	8	6	146	70	554	NM	NM
Change in reserve	—	—	—	—	58	—	—
Sales inducements	—	—	1	—	(1)	—	—
Interest credited on G/A assets	8	8	9	11	12	50%	9%

Total benefits and losses	16	14	156	81	623	NM	NM

Other insurance expenses
Commissions & wholesaling expenses	73	70	73	32	27	(63%)	(16%)
Operating expenses	40	46	43	49	39	(3%)	(20%)
Premium taxes and other expenses	9	5	11	7	5	(44%)	(29%)

Subtotal — expenses before deferral	122	121	127	88	71	(42%)	(19%)
Deferred policy acquisition costs	(69)	(63)	(67)	(22)	(14)	80%	36%

Total other insurance expense	53	58	60	66	57	8%	(14%)
Amortization of deferred policy acquisition costs [1]	68	70	109	265	187	175%	(29%)

Total benefits and expenses	137	142	325	412	867	NM	110%
Core earnings (loss) before income taxes	107	99	(91)	(170)	(662)	NM	NM
Income tax expense (benefit) [1]	37	35	(32)	(59)	(232)	NM	NM

Core earnings (loss) [1] [2]	70	64	(59)	(111)	(430)	NM	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(56)	5	(22)	(154)	167	NM	NM

Net Income (loss) [1]	$14	$69	$(81)	$(265)	$(263)	NM	1%

RETURN ON ASSETS (After-tax bps)
Core earnings [3]	73.1	66.4	(64.4)	(127.6)	(525.7)	NM	NM
Net income [3]	14.6	71.6	(88.5)	(304.5)	(321.5)	NM	(6%)

[1]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $123 and $115, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $420 and $417, respectively. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009
Other Fees	$(7)	$—
Death and other benefits	139	509
Sales Inducements	1	1
Amortization of deferred policy acquisition costs	42	135
Income tax expense (benefit)	(66)	(224)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	8	2

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009

VARIABLE ANNUITIES
Beginning balance	$35,793	$36,777	$35,910	$32,706	$29,726

Deposits/Premiums/other	944	863	868	291	202
Surrenders	(298)	(272)	(370)	(297)	(127)
Death benefits/annuitizations/other [1]	(126)	(122)	(115)	(910)	(136)
Transfers — 3 Win [1]	—	—	—	(2,171)	(19)

Net Flows	520	469	383	(3,087)	(80)
Change in market value/currency/change in reserve/interest credited	(3,722)	976	(3,508)	(4,662)	(774)
Effect of currency translation	4,186	(2,312)	(79)	4,769	(2,305)

Ending balance	$36,777	$35,910	$32,706	$29,726	$26,567

FIXED MVA AND OTHER [2]
Beginning balance	$1,844	$2,198	$2,212	$2,416	$4,769

Deposits/Premiums/other	172	149	231	43	21
Surrenders	(12)	(7)	(17)	(62)	(38)
Death benefits/annuitizations/other [1]	(17)	(14)	(18)	(190)	(51)
Transfers — 3 Win [1]	—	—	—	2,171	19

Net Flows	143	128	196	1,962	(49)
Change in market value/currency/change in reserve/interest credited	(17)	21	9	(18)	52
Effect of currency translation	228	(135)	(1)	409	(393)

Ending balance	$2,198	$2,212	$2,416	$4,769	$4,379

TOTAL JAPAN
Beginning balance	$37,637	$38,975	$38,122	$35,122	$34,495

Deposits/Premiums/other	1,116	1,012	1,099	334	223
Surrenders	(310)	(279)	(387)	(359)	(165)
Death benefits/annuitizations/other [1]	(143)	(136)	(133)	(1,100)	(187)

Net Flows	663	597	579	(1,125)	(129)
Change in market value/change in reserve/interest credited	(3,739)	997	(3,499)	(4,680)	(722)
Effect of currency translation	4,414	(2,447)	(80)	5,178	(2,698)

Ending balance	$38,975	$38,122	$35,122	$34,495	$30,946

[1]	The three months ended, March 31, 2009, includes the effect of the triggering of a portion of the remaining guaranteed minimum income benefit (“GMIB”) for the 3 Win product. This GMIB requires the policyholder to elect one of two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Additionally the current period payments were of $(42) and interest credited of $17 associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

[2]	Of the total ending fixed MVA and other balance as of March 31, 2009 of $4.4 billion, approximately $1.8 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Wins product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009

VARIABLE ANNUITIES
Beginning balance	¥3,998,563	¥3,660,549	¥3,806,639	¥3,472,208	¥2,694,696

Deposits/Premiums/other	99,140	90,334	93,342	28,200	18,924
Surrenders	(31,364)	(28,471)	(39,753)	(28,757)	(11,891)
Death benefits/annuitizations/other [1]	(13,329)	(12,752)	(12,376)	(111,840)	(12,708)
Transfers — 3 Win [1]	—	—	—	(196,817)	(1,810)

Net Flows	54,447	49,111	41,213	(309,214)	(7,485)
Change in market value/change in reserve/interest credited	(392,461)	96,979	(375,644)	(468,298)	(63,170)

Ending balance	3,660,549	3,806,639	3,472,208	2,694,696	2,624,041

FIXED MVA AND OTHER [2]
Beginning balance	206,028	218,854	234,442	256,542	432,267

Deposits/Premiums/other	17,558	15,609	24,985	4,016	1,973
Surrenders	(1,245)	(744)	(1,845)	(5,921)	(3,626)
Death benefits/annuitizations/other [1]	(1,733)	(1,469)	(1,947)	(17,386)	(4,788)
Transfers — 3 Win [1]	—	—	—	196,817	1,810

Net Flows	14,580	13,396	21,193	177,526	(4,631)
Change in market value/change in reserve/interest credited	790	884	1,011	725	2,648
Effect of currency translation on USD Fixed Annuity products	(2,544)	1,308	(104)	(2,526)	2,241

Ending balance	218,854	234,442	256,542	432,267	432,525

TOTAL JAPAN
Beginning balance	4,204,591	3,879,403	4,041,081	3,728,750	3,126,963

Deposits/Premiums/other	116,698	105,943	118,327	32,216	20,897
Surrenders	(32,609)	(29,215)	(41,598)	(34,678)	(15,517)
Death benefits/annuitizations/other [1]	(15,062)	(14,221)	(14,323)	(129,226)	(17,496)

Net Flows	69,027	62,507	62,406	(131,688)	(12,116)
Change in market value/change in reserve/interest credited	(391,671)	97,863	(374,633)	(467,573)	(60,522)
Effect of currency translation on USD Fixed Annuity products	(2,544)	1,308	(104)	(2,526)	2,241

Ending balance	¥3,879,403	¥4,041,081	¥3,728,750	¥3,126,963	¥3,056,566

[1]	The three months ended, March 31, 2009, includes the effect of the triggering of a portion of the remaining guaranteed minium income benefit (“GMIB”) for the 3 Win product. The GMIB requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Additionally, the current period payments were of ¥(3.9) bilion and interest credited of ¥1.6 billion associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

[2]	Of the total ending fixed MVA and other balance as of March 31, 2009 of ¥432.5 billion, approximately ¥180.7 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Wins product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$19	$20	$18	$13	$15	(21%)	15%
Cost of insurance charges	17	16	13	16	20	18%	25%
Mutual fund and other fees	5	2	9	4	5	—	25%

Total fee income	41	38	40	33	40	(2%)	21%

Direct premiums	188	242	241	218	208	11%	(5%)

Total premiums and other considerations	229	280	281	251	248	8%	(1%)

Net investment income
Net investment income on G/A assets	284	269	231	180	187	(34%)	4%
Net investment income on assigned capital	9	9	8	9	5	(44%)	(44%)
Charge for invested capital	1	1	1	2	2	100%	—

Total net investment income	294	279	240	191	194	(34%)	2%
Net realized capital gains (losses) — core	—	—	1	(1)	(2)	—	(100%)

Total core revenues	523	559	522	441	440	(16%)	—
Net realized gains (losses), before tax and DAC, excluded from core revenues	(219)	(87)	(606)	123	(237)	(8%)	NM

Total revenues	304	472	(84)	564	203	(33%)	(64%)

Benefits and Expenses
Benefits and losses
Death benefits	17	13	12	15	20	18%	33%
Other contract benefits	113	120	120	130	126	12%	(3%)
Change in reserve	177	220	221	198	189	7%	(5%)
Interest credited on G/A assets	151	135	132	133	112	(26%)	(16%)

Total benefits and losses	458	488	485	476	447	(2%)	(6%)

Other insurance expenses
Commissions & wholesaling expenses	14	15	19	11	13	(7%)	18%
Operating expenses	20	25	22	18	16	(20%)	(11%)
Premium taxes and other expenses	3	(1)	2	3	2	(33%)	(33%)

Subtotal — expenses before deferral	37	39	43	32	31	(16%)	(3%)
Deferred policy acquisition costs	(9)	(9)	(8)	(5)	(4)	56%	20%

Total other insurance expense	28	30	35	27	27	(4%)	—
Amortization of deferred policy acquisition costs	6	5	5	3	5	(17%)	67%

Total benefits and expenses	492	523	525	506	479	(3%)	(5%)
Core earnings (loss) before income taxes	31	36	(3)	(65)	(39)	NM	40%
Income tax expense (benefit)	9	9	(4)	(25)	(19)	NM	24%

Core earnings (loss)	22	27	1	(40)	(20)	NM	50%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(142)	(57)	(394)	81	(154)	(8%)	NM

Net income (loss)	$(120)	$(30)	$(393)	$41	$(174)	(45%)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	14.3	17.4	0.7	(26.7)	(13.5)	NM	49%
Net income (loss)	(78.0)	(19.4)	(255.6)	27.4	(117.3)	(50%)	NM

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

Institutional
Structured settlements	211	$200	$231	$170	$243	15%	43%
Institutional annuities	23	38	25	10	5	(78%)	(50%)
Guaranteed interest products	721	552	168	254	3	(100%)	(99%)
Other	53	119	111	127	58	9%	(54%)

Subtotal	1,008	909	535	561	309	(69%)	(45%)
Mutual funds	583	383	282	309	342	(41%)	11%

Total Institutional	1,591	1,292	817	870	651	(59%)	(25%)

Private Placement Life Insurance
Corporate owned	57	64	17	45	7	(88%)	(84%)
Private clients	13	22	16	13	22	69%	69%

Total Private Placement Life Insurance	70	86	33	58	29	(59%)	(50%)

Total Institutional Solutions Group	$1,661	$1,378	$850	$928	$680	(59%)	(27%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

INSTITUTIONAL
General account [1]	$20,197	$20,593	$19,923	$19,771	$21,007	4%	6%
Guaranteed separate account	412	402	384	393	371	(10%)	(6%)
Non-guaranteed separate account	4,675	4,551	4,189	3,917	3,576	(24%)	(9%)

Total Institutional account value	25,284	25,546	24,496	24,081	24,954	(1%)	4%
Mutual fund assets	3,489	3,844	3,325	2,578	2,416	(31%)	(6%)

Total Institutional Assets Under Management	$28,773	$29,390	$27,821	$26,659	$27,370	(5%)	3%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$5	$5	$6	$46	$45	NM	(2%)
Non-guaranteed separate account	32,779	32,939	32,860	32,413	32,109	(2%)	(1%)

Total Private Placement Life Insurance account value	32,784	32,944	32,866	32,459	32,154	(2%)	(1%)

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account [1]	$20,202	$20,598	$19,929	$19,817	$21,052	4%	6%
Guaranteed separate account	412	402	384	393	371	(10%)	(6%)
Non-guaranteed separate account	37,454	37,490	37,049	36,330	35,685	(5%)	(2%)

Total Institutional Solutions Group account value	58,068	58,490	57,362	56,540	57,108	(2%)	1%
Mutual fund assets	3,489	3,844	3,325	2,578	2,416	(31%)	(6%)

Total Institutional Solutions Group Assets Under Management	$61,557	$62,334	$60,687	$59,118	$59,524	(3%)	1%

BY PRODUCT
Institutional
Structured settlements	$6,530	$6,729	$6,962	$7,137	$7,373	13%	3%
Institutional annuities	3,108	3,118	3,089	3,067	3,030	(3%)	(1%)
Guaranteed interest products [1]	10,644	10,741	9,760	9,353	10,338	(3%)	11%
Other	5,002	4,958	4,685	4,524	4,213	(16%)	(7%)

Total Institutional	25,284	25,546	24,496	24,081	24,954	(1%)	4%

Private Placement Life Insurance	32,784	32,944	32,866	32,459	32,154	(2%)	(1%)

Total Institutional Solutions Group account value	58,068	58,490	57,362	56,540	57,108	(2%)	1%

Institutional Mutual Fund Assets	3,489	3,844	3,325	2,578	2,416	(31%)	(6%)

Total Institutional Solutions Group Assets Under Management	$61,557	$62,334	$60,687	$59,118	$59,524	(3%)	1%

[1]	The March 31, 2009 balance includes approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2008	2008	2008	2008	2009
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$25,103	$25,284	$25,546	$24,496	$24,081

Deposits	1,008	909	535	561	309
Surrenders	(695)	(626)	(1,294)	(810)	(631)
Death benefits/annuity payouts	(160)	(171)	(201)	(193)	(192)
Other Flows [4]	—	—	—	—	1,469

Net Flows	153	112	(960)	(442)	955
Change in market value/change in reserve/interest credited	28	150	(90)	27	(83)

Ending balance	$25,284	$25,546	$24,496	$24,081	$24,954

INSTITUTIONAL MUTUAL FUND ASSETS [2]
Beginning balance	$3,581	$3,489	$3,844	$3,325	$2,578

Deposits	583	383	282	309	342
Surrenders	(285)	(201)	(228)	(243)	(237)

Net Flows	298	182	54	66	105
Change in market value/change in reserve/interest credited	(390)	173	(573)	(813)	(267)

Ending balance	$3,489	$3,844	$3,325	$2,578	$2,416

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$32,792	$32,784	$32,944	$32,866	$32,459

Deposits	70	86	33	58	29
Surrenders	(17)	(20)	(27)	(2)	(283)
Death benefits/annuity payouts	(25)	(47)	(16)	(17)	(46)

Net Flows	28	19	(10)	39	(300)
Change in market value/change in reserve/interest credited	18	197	(42)	(419)	52
Other [3]	(54)	(56)	(26)	(27)	(57)

Ending balance	$32,784	$32,944	$32,866	$32,459	$32,154

INSTITUTIONAL SOLUTIONS GROUP
Beginning balance	$61,476	$61,557	$62,334	$60,687	$59,118

Deposits	1,661	1,378	850	928	680
Surrenders	(997)	(847)	(1,549)	(1,055)	(1,151)
Death benefits/annuity payouts	(185)	(218)	(217)	(210)	(238)
Other Flows [4]	—	—	—	—	1,469

Net Flows	479	313	(916)	(337)	760
Change in market value/change in reserve/interest credited	(344)	520	(705)	(1,205)	(298)
Other [3]	(54)	(56)	(26)	(27)	(57)

Ending balance	$61,557	$62,334	$60,687	$59,118	$59,524

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

[4]	This flow is related to an intrasegment funding agreement which is eliminated in consolidation.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,586	$2,585	$2,593	$2,467	$2,459	(5%)	—
Earned premiums	2,614	2,586	2,568	2,570	2,511	(4%)	(2%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	105	18	(45)	202	75	(29%)	(63%)
Small Commercial	119	69	82	167	87	(27%)	(48%)
Middle Market	55	3	(37)	148	69	25%	(53%)
Specialty Commercial	39	18	(44)	58	23	(41%)	(60%)

Ongoing Operations underwriting results	318	108	(44)	575	254	(20%)	(56%)
Other Operations [1]	(19)	(58)	(61)	(7)	(5)	74%	29%

Total Property & Casualty underwriting results	$299	$50	$(105)	$568	$249	(17%)	(56%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	62.2	63.4	63.8	58.0	63.0	(0.8)	(5.0)
Current accident year catastrophes [3]	1.9	6.6	12.7	(0.1)	2.6	(0.7)	(2.7)
Prior accident years [4]	(2.0)	(1.5)	(2.8)	(7.6)	(2.7)	0.7	(4.9)

Total losses and loss adjustment expenses	62.2	68.5	73.7	50.3	62.8	(0.6)	(12.5)

Expenses [5]	25.5	26.5	27.3	27.1	26.8	(1.3)	0.3
Policyholder dividends [6]	0.2	0.8	0.7	0.2	0.2	—	—

Combined ratio	87.8	95.8	101.7	77.6	89.9	(2.1)	(12.3)

Catastrophes
Current year	1.9	6.6	12.7	(0.1)	2.6	(0.7)	(2.7)
Prior year	(0.4)	—	(0.2)	(0.2)	0.2	(0.6)	(0.4)

Catastrophe ratio	1.5	6.6	12.5	(0.4)	2.8	(1.3)	(3.2)

Combined ratio before catastrophes	86.4	89.2	89.2	78.0	87.1	(0.7)	(9.1)
Combined ratio before catastrophes and prior year development	87.9	90.7	91.8	85.3	90.0	(2.1)	(4.7)

Total Property & Casualty Income and ROE
Net income (loss)	$326	$249	$(774)	$291	$112	(66%)	(62%)
Core earnings	$426	$283	$156	$452	$321	(25%)	(29%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	22.7%	20.0%	18.1%	17.1%	16.0%	(6.7)	(1.1)
Other Operations	4.6%	10.7%	7.9%	5.7%	6.1%	1.5	0.4
Total Property & Casualty	21.1%	19.2%	17.2%	16.2%	15.2%	(5.9)	(1.0)

	PROPERTY & CASUALTY
	Dec. 31,	Mar. 31,
	2008	2009	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$6.0	$6.1	$0.1
Total Property and Casualty premium to adjusted surplus ratio	1.7	1.7	—

[1]	The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53.

[2]	The three months ended June 30, 2008 included current accident year reserve strengthening, totaling 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	The three months ended September 30, 2008 included an assessment from the Texas Windstorm Insurance Association (TWIA) totaling 0.8 points, primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment totaling 0.6 points.

[6]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of 0.6 points and 0.4 points, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,586	$2,585	$2,593	$2,467	$2,459	(5%)	—
Change in unearned premium reserve	(28)	(1)	25	(103)	(52)	(86%)	50%

Earned premiums	2,614	2,586	2,568	2,570	2,511	(4%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,625	1,639	1,638	1,488	1,581	(3%)	6%
Current accident year catastrophes [2]	50	171	325	(3)	65	30%	NM
Prior accident years [3]	(36)	16	(14)	(192)	(68)	(89%)	65%

Total losses and loss adjustment expenses	1,639	1,826	1,949	1,293	1,578	(4%)	22%

Underwriting expenses [4]	671	690	707	704	679	1%	(4%)
Dividends to policyholders [5]	5	20	17	5	5	—	—

Underwriting results	299	50	(105)	568	249	(17%)	(56%)

Net servicing income	(1)	8	14	10	8	NM	(20%)
Net investment income [6]	365	391	335	162	225	(38%)	39%
Periodic net coupon settlements on credit derivatives, before-tax	2	1	2	(3)	(3)	NM	—
Other expenses	(59)	(65)	(57)	(41)	(49)	17%	(20%)
Income tax expense	(180)	(102)	(33)	(244)	(109)	39%	55%

Core earnings	426	283	156	452	321	(25%)	(29%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(100)	(34)	(930)	(161)	(209)	(109%)	(30%)

Net income (loss)	$326	$249	$(774)	$291	$112	(66%)	(62%)

Total Property & Casualty effective tax rate — net income	27.9%	25.1%	37.6%	35.7%	(2.1%)	(30.0)	(37.8)
Total Property & Casualty effective tax rate — core earnings	29.7%	26.4%	17.6%	35.1%	25.2%	(4.5)	(9.9)

[1]	The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three months ended December 31, 2008 and March 31, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 only, lower yields on taxable fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,584	$2,583	$2,592	$2,465	$2,458	(5%)	—
Change in unearned premium reserve	(29)	(1)	25	(102)	(53)	(83%)	48%

Earned premiums	2,613	2,584	2,567	2,567	2,511	(4%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,625	1,639	1,638	1,488	1,581	(3%)	6%
Current accident year catastrophes [2]	50	171	325	(3)	65	30%	NM
Prior accident years [3]	(51)	(39)	(70)	(195)	(68)	(33%)	65%

Total losses and loss adjustment expenses	1,624	1,771	1,893	1,290	1,578	(3%)	22%

Underwriting expenses [4]	666	685	701	697	674	1%	(3%)
Dividends to policyholders [5]	5	20	17	5	5	—	—

Underwriting results	318	108	(44)	575	254	(20%)	(56%)

Net servicing income	(1)	8	14	10	8	NM	(20%)
Net investment income [6]	310	334	285	127	185	(40%)	46%
Periodic net coupon settlements on credit derivatives, before-tax	2	1	2	(3)	(3)	NM	—
Other expenses	(57)	(65)	(58)	(39)	(50)	12%	(28%)
Income tax expense	(172)	(105)	(39)	(236)	(97)	44%	59%

Core earnings	400	281	160	434	297	(26%)	(32%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(88)	(35)	(826)	(137)	(186)	(111%)	(36%)

Net income (loss)	$312	$246	$(666)	$297	$111	(64%)	(63%)

Ongoing Operations effective tax rate — net income	28.4%	26.0%	37.8%	35.4%	(2.5%)	(30.9)	(37.9)
Ongoing Operations effective tax rate — core earnings	30.0%	27.3%	19.8%	35.3%	24.8%	(5.2)	(10.5)

[1]	The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three months ended December 31, 2008 and March 31, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 only, lower yields on taxable fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$944	$693	$526	$295	$2,458
Change in unearned premium reserve	(35)	41	(22)	(37)	(53)

Earned premiums	979	652	548	332	2,511

Losses and loss adjustment expenses
Current accident year before catastrophes	627	362	359	233	1,581
Current accident year catastrophes	42	6	16	1	65
Prior accident years	10	5	(58)	(25)	(68)

Total losses and loss adjustment expenses	679	373	317	209	1,578

Underwriting expenses	225	191	160	98	674
Dividends to policyholders	—	1	2	2	5

Underwriting results	$75	$87	$69	$23	$254

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.1	55.5	65.5	70.3	63.0
Current accident year catastrophes	4.3	1.0	2.8	0.1	2.6
Prior accident years [1]	1.1	0.8	(10.5)	(7.9)	(2.7)

Total losses and loss adjustment expenses	69.4	57.3	57.8	62.6	62.8

Expenses	23.0	29.3	29.3	29.5	26.8
Policyholder dividends	—	0.1	0.4	0.7	0.2

Combined ratio	92.4	86.6	87.5	92.8	89.9

Catastrophes
Current year	4.3	1.0	2.8	0.1	2.6
Prior year	1.1	0.1	(1.0)	(0.2)	0.2

Catastrophe ratio	5.4	1.1	1.8	(0.1)	2.8

Combined ratio before catastrophes	87.0	85.5	85.7	92.9	87.1

Combined ratio before catastrophes and prior year development	87.0	84.8	95.2	100.5	90.0

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
UNDERWRITING RESULTS
Written premiums	$2,584	$2,583	$2,592	$2,465	$2,458	(5%)	—
Change in unearned premium reserve	(29)	(1)	25	(102)	(53)	(83%)	48%

Earned premiums	2,613	2,584	2,567	2,567	2,511	(4%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,625	1,639	1,638	1,488	1,581	(3%)	6%
Current accident year catastrophes [2]	50	171	325	(3)	65	30%	NM
Prior accident years [3]	(51)	(39)	(70)	(195)	(68)	(33%)	65%

Total losses and loss adjustment expenses	1,624	1,771	1,893	1,290	1,578	(3%)	22%

Underwriting expenses [4]	666	685	701	697	674	1%	(3%)
Dividends to policyholders [5]	5	20	17	5	5	—	—

Underwriting results	$318	$108	$(44)	$575	$254	(20%)	(56%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.2	63.4	63.8	58.0	63.0	(0.8)	(5.0)
Current accident year catastrophes [2]	1.9	6.6	12.7	(0.1)	2.6	(0.7)	(2.7)
Prior accident years [3] [6]	(2.0)	(1.5)	(2.8)	(7.6)	(2.7)	0.7	(4.9)

Total losses and loss adjustment expenses	62.2	68.5	73.7	50.3	62.8	(0.6)	(12.5)

Expenses	25.5	26.5	27.3	27.1	26.8	(1.3)	0.3
Policyholder dividends	0.2	0.8	0.7	0.2	0.2	—	—

Combined ratio	87.8	95.8	101.7	77.6	89.9	(2.1)	(12.3)

Catastrophes
Current year	1.9	6.6	12.7	(0.1)	2.6	(0.7)	(2.7)
Prior year	(0.4)	—	(0.2)	(0.2)	0.2	(0.6)	(0.4)

Catastrophe ratio	1.5	6.6	12.5	(0.4)	2.8	(1.3)	(3.2)

Combined ratio before catastrophes	86.4	89.2	89.2	78.0	87.1	(0.7)	(9.1)

Combined ratio before catastrophes and prior year development	87.9	90.7	91.8	85.3	90.0	(2.1)	(4.7)

[1]	The three months ended June 30, 2008 included a current accident year reserve strengthening, totaling $7, or 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling $9, or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling $95, or 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
UNDERWRITING RESULTS
Written premiums	$936	$1,029	$1,024	$936	$944	1%	1%
Change in unearned premium reserve	(47)	49	46	(49)	(35)	26%	29%

Earned premiums	983	980	978	985	979	—	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	635	645	634	628	627	(1%)	—
Current accident year catastrophes [2]	30	97	168	(37)	42	40%	NM
Prior accident years [3]	(8)	1	(9)	(35)	10	NM	NM

Total losses and loss adjustment expenses	657	743	793	556	679	3%	22%

Underwriting expenses [4]	221	219	230	227	225	2%	(1%)

Underwriting results	$105	$18	$(45)	$202	$75	(29%)	(63%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.6	65.9	64.7	63.8	64.1	0.5	(0.3)
Current accident year catastrophes [2]	3.1	9.8	17.2	(3.8)	4.3	(1.2)	(8.1)
Prior accident years [3] [5]	(0.8)	—	(0.9)	(3.5)	1.1	(1.9)	(4.6)

Total losses and loss adjustment expenses	66.9	75.8	81.1	56.5	69.4	(2.5)	(12.9)

Expenses	22.4	22.4	23.5	23.0	23.0	(0.6)	—

Combined ratio	89.4	98.1	104.6	79.5	92.4	(3.0)	(12.9)

Catastrophes
Current year	3.1	9.8	17.2	(3.8)	4.3	(1.2)	(8.1)
Prior year	(0.7)	0.3	0.8	0.3	1.1	(1.8)	(0.8)

Catastrophe ratio	2.5	10.1	18.1	(3.5)	5.4	(2.9)	(8.9)

Combined ratio before catastrophes	86.9	88.0	86.5	82.9	87.0	(0.1)	(4.1)

Combined ratio before catastrophes and prior year development	87.0	88.3	88.3	86.8	87.0	—	(0.2)

COMBINED RATIO
Automobile	92.6	94.3	90.5	86.5	89.3	3.3	(2.8)
Homeowners	81.1	107.9	141.2	61.7	100.3	(19.2)	(38.6)

Total	89.4	98.1	104.6	79.5	92.4	(3.0)	(12.9)

[1]	The three months ended September 30, 2008 included a current accident year reserve release of $9, or 1.0 point, related to auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $33, or 3.4 points, primarily related to auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was reduced by $42 during the fourth quarter of 2008.

[3]	The three months ended December 31, 2008 included $38 of reserve releases related to auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$662	$741	$741	$669	$681	3%	2%
Agency	258	271	269	252	249	(3%)	(1%)
Other	16	17	14	15	14	(13%)	(7%)

Total	$936	$1,029	$1,024	$936	$944	1%	1%

EARNED PREMIUMS [1]

AARP	$687	$691	$695	$705	$703	2%	—
Agency	277	273	266	264	261	(6%)	(1%)
Other	19	16	17	16	15	(21%)	(6%)

Total	$983	$980	$978	$985	$979	—	(1%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$698	$729	$726	$676	$707	1%	5%
Homeowners	238	300	298	260	237	—	(9%)

Total	$936	$1,029	$1,024	$936	$944	1%	1%

EARNED PREMIUMS [1]

Automobile	$706	$707	$707	$704	$704	—	—
Homeowners	277	273	271	281	275	(1%)	(2%)

Total	$983	$980	$978	$985	$979	—	(1%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases) [2]
Automobile	4%	4%	4%	3%	3%	(1%)	—
Homeowners	5%	6%	6%	6%	6%	1%	—

Premium Retention
Automobile	88%	87%	86%	86%	85%	(3%)	(1%)
Homeowners	88%	91%	90%	88%	88%	—	—

New Business Premium $
Automobile	$84	$87	$97	$96	$115	37%	20%
Homeowners	$24	$27	$29	$26	$31	29%	19%

Policies in force
Automobile	2,339,871	2,326,188	2,324,124	2,323,882	2,347,967	—	1%
Homeowners	1,477,335	1,471,920	1,465,907	1,455,954	1,460,172	(1%)	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	For all periods presented, the written pricing metric was changed in the first quarter of 2009 to exclude the impact of changes in business mix on average policy premium.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
UNDERWRITING RESULTS
Written premiums	$743	$679	$652	$622	$693	(7%)	11%
Change in unearned premium reserve	56	(4)	(26)	(54)	41	(27%)	NM

Earned premiums	687	683	678	676	652	(5%)	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	370	380	380	317	362	(2%)	14%
Current accident year catastrophes [2]	9	35	49	29	6	(33%)	(79%)
Prior accident years [3]	(2)	(2)	(46)	(39)	5	NM	NM

Total losses and loss adjustment expenses	377	413	383	307	373	(1%)	21%

Underwriting expenses [4]	190	198	204	201	191	1%	(5%)
Dividends to policyholders [5]	1	3	9	1	1	—	—

Underwriting results	$119	$69	$82	$167	$87	(27%)	(48%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	53.8	55.5	56.3	46.8	55.5	(1.7)	(8.7)
Current accident year catastrophes [2]	1.3	5.2	7.0	4.4	1.0	0.3	3.4
Prior accident years [3] [6]	(0.3)	(0.3)	(6.8)	(5.8)	0.8	(1.1)	(6.6)

Total losses and loss adjustment expenses	54.8	60.4	56.5	45.4	57.3	(2.5)	(11.9)

Expenses	27.7	29.0	30.1	29.7	29.3	(1.6)	0.4
Policyholder dividends	0.2	0.5	1.3	0.2	0.1	0.1	0.1

Combined ratio	82.7	89.8	87.9	75.4	86.6	(3.9)	(11.2)

Catastrophes
Current year	1.3	5.2	7.0	4.4	1.0	0.3	3.4
Prior year	—	0.1	(0.5)	—	0.1	(0.1)	(0.1)

Catastrophe ratio	1.3	5.3	6.5	4.4	1.1	0.2	3.3

Combined ratio before catastrophes	81.3	84.5	81.4	71.0	85.5	(4.2)	(14.5)

Combined ratio before catastrophes and prior year development	81.7	84.9	87.7	76.8	84.8	(3.1)	(8.0)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(2%)	(3%)	(2%)	1%	—	2%	(1%)

Premium Retention	83%	81%	83%	81%	79%	(4%)	(2%)

New Business Premium $	$127	$117	$105	$97	$119	(6%)	23%

Policies in force	1,048,057	1,057,058	1,062,291	1,055,463	1,053,568	1%	—

[1]	The three months ended June 30, 2008 included current accident year reserve strengthening, totaling $7, or 1.0 point, primarily related to liability claims under package business. The three months ended December 31, 2008 included a current accident year reserve release, totaling $30, or 4.4 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was increased by $31 during the fourth quarter of 2008.

[3]	The three months ended September 30, 2008 and December 31, 2008 included reserve releases of $33 and $20, respectively, related to workers’ compensation business.

[4]	The three months ended September 30, 2008 included an assessment of $7 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $5.

[5]	Included in policyholder dividends for the three months ended September 30, 2008 was a $6 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
UNDERWRITING RESULTS
Written premiums	$565	$529	$571	$577	$526	(7%)	(9%)
Change in unearned premium reserve	(28)	(46)	2	15	(22)	21%	NM

Earned premiums	593	575	569	562	548	(8%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	380	377	389	314	359	(6%)	14%
Current accident year catastrophes [2]	9	33	64	10	16	78%	60%
Prior accident years [3]	(16)	(21)	(18)	(79)	(58)	NM	27%

Total losses and loss adjustment expenses	373	389	435	245	317	(15%)	29%

Underwriting expenses [4]	163	170	167	167	160	(2%)	(4%)
Dividends to policyholders [5]	2	13	4	2	2	—	—

Underwriting results	$55	$3	$(37)	$148	$69	25%	(53%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.1	65.7	68.1	56.0	65.5	(1.4)	(9.5)
Current accident year catastrophes [2]	1.6	5.7	11.2	1.8	2.8	(1.2)	(1.0)
Prior accident years [3] [6]	(2.6)	(3.7)	(3.2)	(14.1)	(10.5)	7.9	(3.6)

Total losses and loss adjustment expenses	63.0	67.7	76.1	43.7	57.8	5.2	(14.1)

Expenses	27.5	29.4	29.6	29.7	29.3	(1.8)	0.4
Policyholder dividends	0.3	2.3	0.7	0.3	0.4	(0.1)	(0.1)

Combined ratio	90.8	99.4	106.4	73.7	87.5	3.3	(13.8)

Catastrophes
Current year	1.6	5.7	11.2	1.8	2.8	(1.2)	(1.0)
Prior year	0.3	(0.4)	(1.1)	(0.8)	(1.0)	1.3	0.2

Catastrophe ratio	1.8	5.3	10.1	1.1	1.8	—	(0.7)

Combined ratio before catastrophes	89.0	94.1	96.3	72.7	85.7	3.3	(13.0)

Combined ratio before catastrophes and prior year development	91.9	97.4	98.4	86.0	95.2	(3.3)	(9.2)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(6%)	(7%)	(5%)	(3%)	(2%)	4%	1%

Premium Retention	78%	77%	78%	77%	75%	(3%)	(2%)

New Business Premium $	$105	$101	$111	$103	$115	10%	12%

Policies in force	89,179	90,212	90,796	90,478	90,463	1%	—

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $28, or 5.1 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included net reserve releases of $48 related to general liability claims and reserve releases of $30 related to workers’ compensation business. The three months ended March 31, 2009 included reserve releases of $38 related to general liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $3 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $2.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 was an $11 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
UNDERWRITING RESULTS
Written premiums [1]	$340	$346	$345	$330	$295	(13%)	(11%)
Change in unearned premium reserve	(10)	—	3	(14)	(37)	NM	(164%)

Earned premiums	350	346	342	344	332	(5%)	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	240	237	235	229	233	(3%)	2%
Current accident year catastrophes [3]	2	6	44	(5)	1	(50%)	NM
Prior accident years [4]	(25)	(17)	3	(42)	(25)	—	40%

Total losses and loss adjustment expenses	217	226	282	182	209	(4%)	15%

Underwriting expenses	92	98	100	102	98	7%	(4%)
Dividends to policyholders	2	4	4	2	2	—	—

Underwriting results	$39	$18	$(44)	$58	$23	(41%)	(60%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	68.7	68.4	68.7	66.4	70.3	(1.6)	(3.9)
Current accident year catastrophes [3]	0.3	1.9	13.2	(1.7)	0.1	0.2	(1.8)
Prior accident years [4] [5]	(7.2)	(4.6)	0.6	(12.0)	(7.9)	0.7	(4.1)

Total losses and loss adjustment expenses	61.7	65.7	82.5	52.7	62.6	(0.9)	(9.9)

Expenses	26.3	28.4	29.0	29.7	29.5	(3.2)	0.2
Policyholder dividends	0.5	1.1	1.3	0.5	0.7	(0.2)	(0.2)

Combined ratio	88.6	95.2	112.8	83.0	92.8	(4.2)	(9.8)

Catastrophes
Current year	0.3	1.9	13.2	(1.7)	0.1	0.2	(1.8)
Prior year	(1.9)	(0.5)	(0.8)	(1.5)	(0.2)	(1.7)	(1.3)

Catastrophe ratio	(1.6)	1.4	12.4	(3.2)	(0.1)	(1.5)	(3.1)

Combined ratio before catastrophes	90.2	93.8	100.4	86.1	92.9	(2.7)	(6.8)

Combined ratio before catastrophes and prior year development	95.5	97.9	99.0	96.7	100.5	(5.0)	(3.8)

[1]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

[2]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $3, or 0.9 points, primarily related to programs business.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	The three months ended December 31, 2008 and March 31, 2009 included reserve releases of $30 and $20, respectively, related to professional liability claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

WRITTEN PREMIUMS [1]

Property [2]	$7	$14	$14	$15	$(16)	NM	NM
Casualty	159	135	134	110	150	(6%)	36%
Professional Liability, Fidelity and Surety	152	176	178	185	143	(6%)	(23%)
Other	22	21	19	20	18	(18%)	(10%)

Total	$340	$346	$345	$330	$295	(13%)	(11%)

EARNED PREMIUMS [1]

Property	$27	$24	$19	$17	$13	(52%)	(24%)
Casualty	132	132	131	131	130	(2%)	(1%)
Professional Liability, Fidelity and Surety	170	169	173	173	171	1%	(1%)
Other	21	21	19	23	18	(14%)	(22%)

Total	$350	$346	$342	$344	$332	(5%)	(3%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
UNDERWRITING RESULTS
Written premiums	$2	$2	$1	$2	$1	(50%)	(50%)
Change in unearned premium reserve	1	—	—	(1)	1	—	NM

Earned premiums	1	2	1	3	—	(100%)	(100%)

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—
Prior accident years [1]	15	55	56	3	—	(100%)	(100%)

Total losses and loss adjustment expenses	15	55	56	3	—	(100%)	(100%)

Underwriting expenses	5	5	6	7	5	—	(29%)

Underwriting results	$(19)	$(58)	$(61)	$(7)	$(5)	74%	29%

Net investment income	55	57	50	35	40	(27%)	14%
Other expenses	(2)	—	1	(2)	1	NM	NM
Income tax (expense) benefit	(8)	3	6	(8)	(12)	(50%)	(50%)

Core earnings	26	2	(4)	18	24	(8%)	33%

Add: Net realized capital (losses) gains, after-tax	(12)	1	(104)	(24)	(23)	(92%)	4%

Net income (loss)	$14	$3	$(108)	$(6)	$1	(93%)	NM

[1]	The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended March 31, 2009	Asbestos	Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,884	$269	$1,628	$3,781
Losses and loss adjustment expenses incurred	—	—	—	—
Losses and loss adjustment expenses paid	(39)	(8)	(63)	(110)

Ending liability — net [2] [3]	$1,845 [4]	$261	$1,565	$3,671

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $12 and $6, respectively, as of March 31, 2009 and $12 and $6, respectively, as of December 31, 2008. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three months ended March 31, 2009 includes $6 related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three months ended March 31, 2009 includes $6 related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,453 and $301, respectively, as of March 31, 2009, and $2,498 and $309, respectively, as of December 31, 2008.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $180 and $273, respectively, resulting in a one year net survival ratio of 10.3 and a three year net survival ratio of 6.8. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended March 31, 2009	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$36	$—	$7	$—
Assumed — Domestic	4	—	1	—
London Market	5	—	1	—

Total	45	—	9	—

Ceded	(6)	—	(1)	—

Net	$39	$—	$8	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three months ended March 31, 2009 includes $6 related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three months ended March 31, 2009 includes $5 related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended March 31, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 — gross	$2,052	$3,572	$4,744	$6,981	$17,349	$4,584	$21,933
Reinsurance and other recoverables	60	176	437	2,110	2,783	803	3,586

Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 — net	1,992	3,396	4,307	4,871	14,566	3,781	18,347

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	627	362	359	233	1,581	—	1,581
Current accident year catastrophes	42	6	16	1	65	—	65
Prior accident years	10	5	(58)	(25)	(68)	—	(68)

Total provision for unpaid losses and loss adjustment expenses	679	373	317	209	1,578	—	1,578

Payments	(705)	(349)	(343)	(156)	(1,553)	(110)	(1,663)

Liabilities for unpaid losses and loss adjustment expenses at 3/31/09 — net	1,966	3,420	4,281	4,924	14,591	3,671	18,262
Reinsurance and other recoverables	58	170	458	2,063	2,749	793	3,542

Liabilities for unpaid losses and loss adjustment expenses at 3/31/09 — gross	$2,024	$3,590	$4,739	$6,987	$17,340	$4,464	$21,804

Earned premiums	$979	$652	$548	$332	$2,511	$—	$2,511
Loss and loss expense paid ratio	72.1	53.6	62.7	46.3	61.8
Loss and loss expense incurred ratio	69.4	57.3	57.8	62.6	62.8
Prior accident year development (pts.)	1.1	0.8	(10.5)	(7.9)	(2.7)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	March 31,	December 31,
	2009	2008
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$264	$326
Unpaid Loss and Loss Adjustment Expenses	3,458	3,492

Subtotal Gross Reinsurance Recoverables	3,722	3,818

Less: Allowance for Uncollectible Reinsurance	(385)	(379)

Net Reinsurance Recoverables	$3,337	$3,439

	As of December 31, 2008
	Amount	% of Total

Distribution of Gross Reinsurance Recoverables
Gross Reinsurance Recoverables	$3,818

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(638)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,180

Rated A- (Excellent) or better by A.M. Best [1]	$2,426	76.3%
Other Rated by A.M. Best	52	1.6%

Total Rated Companies	2,478	77.9%

Voluntary Pools	181	5.7%
Captives	220	6.9%
Other Not Rated Companies	301	9.5%

Total	$3,180	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

Earned premiums	$2,614	$2,586	$2,568	$2,570	$2,511	(4%)	(2%)
Net investment income [1]	365	391	335	162	225	(38%)	39%
Other revenues	120	125	132	127	118	(2%)	(7%)
Net realized capital losses	(152)	(51)	(1,428)	(246)	(323)	(113%)	(31%)

Total revenues	2,947	3,051	1,607	2,613	2,531	(14%)	(3%)

Losses and loss adjustment expenses [2]	1,639	1,826	1,949	1,293	1,578	(4%)	22%
Amortization of deferred policy acquisition costs	523	521	523	528	523	—	(1%)
Insurance operating costs and expenses [3]	153	189	201	181	161	5%	(11%)
Other expenses	180	182	175	158	159	(12%)	1%

Total benefits and expenses	2,495	2,718	2,848	2,160	2,421	(3%)	12%

Income (loss) before income taxes	452	333	(1,241)	453	110	(76%)	(76%)

Income tax expense (benefit)	126	84	(467)	162	(2)	NM	NM

Net income (loss)	326	249	(774)	291	112	(66%)	(62%)

Less: Net realized capital losses, after-tax, excluded from core earnings	(100)	(34)	(930)	(161)	(209)	(109%)	(30%)

Core earnings	$426	$283	$156	$452	$321	(25%)	(29%)

Total Property & Casualty effective tax rate — net income	27.9%	25.1%	37.6%	35.7%	(2.1%)	(30.0)	(37.8)
Total Property & Casualty effective tax rate — core earnings	29.7%	26.4%	17.6%	35.1%	25.2%	(4.5)	(9.9)

[1]	The decrease in net investment income for the three months ended December 31, 2008 and March 31, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 only, lower yields on taxable fixed maturities.

[2]	The three months ended September 30, 2008 included catastophe losses from hurricane Ike. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims.

[3]	Included in insurance operating costs and expenses for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	Sequential
	2008	2008	2008	2008	2009	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$25,683	$25,234	$23,727	$19,775	$20,040	(22%)	1%
Equity securities, available for sale, at fair value	1,162	1,327	741	674	482	(59%)	(28%)
Mortgage loans	682	747	762	785	756	11%	(4%)
Limited partnerships and other alternative investments [1]	1,290	1,398	1,407	1,166	1,026	(20%)	(12%)
Other investments	58	58	62	207	173	198%	(16%)
Short term investments	711	1,073	827	1,597	1,266	78%	(21%)

Total investments	29,586	29,837	27,526	24,204	23,743	(20%)	(2%)

Cash	232	241	278	162	247	6%	52%
Premiums receivable and agents’ balances	3,281	3,233	3,237	3,197	3,161	(4%)	(1%)
Reinsurance recoverables	3,611	3,613	3,572	3,439	3,337	(8%)	(3%)
Deferred policy acquisition costs	1,233	1,246	1,260	1,260	1,249	1%	(1%)
Deferred income tax	947	1,013	1,819	2,435	2,495	163%	2%
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	601	639	658	675	668	11%	(1%)
Other assets	1,318	1,194	1,460	1,159	1,454	10%	25%

Total assets	$40,958	$41,165	$39,959	$36,680	$36,503	(11%)	—

Unpaid losses and loss adjustment expenses	$22,150	$22,315	$22,605	$21,933	$21,804	(2%)	(1%)
Unearned premiums	5,388	5,372	5,363	5,244	5,231	(3%)	—
Debt	11	—	—	—	—	(100%)	—
Other liabilities	4,589	4,647	4,729	2,914	2,573	(44%)	(12%)

Total liabilities	32,138	32,334	32,697	30,091	29,608	(8%)	(2%)

Equity, x-AOCI, net of tax	9,372	9,536	8,364	8,675	8,887	(5%)	2%
AOCI, net of tax	(552)	(705)	(1,102)	(2,086)	(1,991)	NM	5%

The Hartford’s Property & Casualty stockholders’ equity	8,820	8,831	7,262	6,589	6,896	(22%)	5%
Noncontrolling interest	—	—	—	—	(1)	—	—

Total Property & Casualty stockholders’ equity	8,820	8,831	7,262	6,589	6,895	(22%)	5%

Total liabilities and stockholders’ equity	$40,958	$41,165	$39,959	$36,680	$36,503	(11%)	—

Hartford Fire NAIC RBC				532%

[1]	Other alternative investments include hedge fund investments outside limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31, 2009	Dec. 31, 2008

Adjusted Statutory Capital and Surplus	$6,078	$6,012
GAAP Adjustments
Deferred policy acquisition costs	1,249	1,260
Benefit reserves	(88)	(90)
GAAP unrealized losses on investments, net of tax	(2,003)	(2,136)
Goodwill	149	149
Non-admitted assets	1,783	1,754
Other, net	(272)	(360)

GAAP Stockholders’ Equity	$6,896	$6,589

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$992	$936	$949	$878	$828	(17%)	(6%)
Tax-exempt	142	141	141	131	125	(12%)	(5%)

Total fixed maturities	1,134	1,077	1,090	1,009	953	(16%)	(6%)
Equity securities, held for trading	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%
Equity securities, available-for-sale	46	51	34	36	27	(41%)	(25%)
Policy loans	33	34	34	38	36	9%	(5%)
Mortgage loans	79	83	82	89	79	—	(11%)
Limited partnerships and other alternative investments [2]	(36)	25	(101)	(333)	(209)	NM	37%
Other [3]	(44)	(12)	(10)	(6)	58	NM	NM

Subtotal	(2,366)	2,411	(2,286)	(3,667)	220	NM	NM
Less: Investment expense	19	28	26	24	24	26%	—

Total net investment income (loss)	$(2,385)	$2,383	$(2,312)	$(3,691)	$196	NM	NM
Less: Securities held for trading	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%

Total net investment income excluding trading securities	$1,193	$1,230	$1,103	$809	$920	(23%)	14%

Annualized investment yield, before-tax [4]	5.2%	5.3%	4.7%	3.3%	3.7%	(1.5)	0.4
Annualized investment yield, after-tax [4]	3.6%	3.6%	3.2%	2.2%	2.6%	(1.0)	0.4

Net Realized Capital Gains (Losses)
Gross gains on sale	$95	$73	$58	$381	$208	119%	(45%)
Gross losses on sale	(211)	(59)	(175)	(411)	(720)	NM	(75%)
Impairments	(304)	(164)	(3,077)	(419)	(224)	26%	47%
Japanese fixed annuity contract hedges, net [5]	(14)	(9)	36	51	41	NM	(20%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(5)	(10)	(6)	(12)	(19)	NM	(58%)
SFAS 157 transition impact	(650)	—	—	—	—	100%	—
Results of variable annuity hedge program
GMWB derivatives, net [7]	(110)	(13)	(133)	(457)	589	NM	NM
Macro hedge	9	(4)	24	45	204	NM	NM

Total results of variable annuity hedge program	(101)	(17)	(109)	(412)	793	NM	NM
Other net gain (loss) [8]	(181)	(96)	(176)	6	5	NM	(17%)

Total net realized capital gains (losses)	$(1,371)	$(282)	$(3,449)	$(816)	$84	NM	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents income from derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net gain on GMWB derivatives, net for the three months ended March 31, 2009 was primarily related to liability model assumption updates for withdrawals, lapses, and credit standing.

[8]	Primarily consists of changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$723	$679	$686	$644	$615	(15%)	(5%)
Tax-exempt	32	32	32	30	30	(6%)	—

Total fixed maturities	755	711	718	674	645	(15%)	(4%)
Equity securities, held for trading	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%
Equity securities, available-for-sale	25	31	17	23	15	(40%)	(35%)
Policy loans	33	34	34	38	36	9%	(5%)
Mortgage loans	69	74	71	79	70	1%	(11%)
Limited partnerships and other alternative investments [2]	(17)	9	(59)	(166)	(115)	NM	31%
Other [3]	(32)	(9)	(3)	8	56	NM	NM

Subtotal	(2,745)	2,003	(2,637)	(3,844)	(17)	99%	100%
Less: Investment expense	14	21	19	18	18	29%	—

Total net investment income (loss)	$(2,759)	$1,982	$(2,656)	$(3,862)	$(35)	99%	99%
Less: Securities held for trading	(3,578)	1,153	(3,415)	(4,500)	(724)	80%	84%

Total net investment income excluding trading securities	$819	$829	$759	$638	$689	(16%)	8%

Annualized investment yield, before-tax [4]	5.3%	5.3%	4.8%	3.8%	3.9%	(1.4)	0.1
Annualized investment yield, after-tax [4]	3.5%	3.6%	3.2%	2.5%	2.6%	(0.9)	0.1

Net Realized Capital Gains (Losses)
Gross gains on sale	$43	$41	$44	$294	$136	NM	(54%)
Gross losses on sale	(110)	(45)	(89)	(155)	(389)	NM	(151%)
Impairments	(231)	(124)	(1,760)	(309)	(185)	20%	40%
Japanese fixed annuity contract hedges, net [5]	(14)	(9)	36	51	41	NM	(20%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(7)	(11)	(8)	(9)	(16)	(129%)	(78%)
SFAS 157 transition impact	(650)	—	—	—	—	100%	—
Results of variable annuity hedge program
GMWB derivatives, net [7]	(110)	(13)	(133)	(457)	589	NM	NM
Macro hedge	9	(4)	24	45	204	NM	NM

Total results of variable annuity hedge program	(101)	(17)	(109)	(412)	793	NM	NM
Other net gain (loss) [8]	(150)	(63)	(126)	(138)	(15)	90%	89%

Total net realized capital gains (losses)	$(1,220)	$(228)	$(2,012)	$(678)	$365	NM	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net gain on GMWB derivatives, net for the three months ended March 31, 2009 was primarily related to liability model assumption updates for withdrawals, lapses, and credit standing.

[8]	Primarily consists of changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$261	$248	$255	$225	$209	(20%)	(7%)
Tax-exempt	110	109	109	101	95	(14%)	(6%)

Total fixed maturities	371	357	364	326	304	(18%)	(7%)
Equity securities, available-for-sale	20	19	17	12	11	(45%)	(8%)
Mortgage loans	10	9	11	10	9	(10%)	(10%)
Limited partnerships and other alternative investments [2]	(19)	16	(42)	(167)	(94)	NM	44%
Other [3]	(12)	(3)	(8)	(13)	1	NM	NM

Subtotal	370	398	342	168	231	(38%)	38%
Less: Investment expense	5	7	7	6	6	20%	—

Total net investment income (loss)	$365	$391	$335	$162	$225	(38%)	39%

Annualized investment yield, before-tax [4]	5.0%	5.3%	4.6%	2.4%	3.4%	(1.6)	1.0
Annualized investment yield, after-tax [4]	3.7%	3.9%	3.4%	1.6%	2.6%	(1.1)	1.0

Net Realized Capital Gains (Losses)
Gross gains on sale	$52	$31	$12	$85	$71	37%	(16%)
Gross losses on sale	(100)	(13)	(82)	(253)	(330)	NM	(30%)
Impairments	(73)	(40)	(1,312)	(108)	(36)	51%	67%
Periodic net coupon settlements on credit derivatives [5]	2	1	2	(3)	(3)	NM	—
Other net gain (loss) [6]	(33)	(30)	(48)	33	(25)	24%	NM

Total net realized capital gains (losses)	$(152)	$(51)	$(1,428)	$(246)	$(323)	(113%)	(31%)

[1]	Includes income on short-term bonds.

[2]	Includes income on hedge fund investments outside of limited partnerships and a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, valuation allowances for impaired mortgage loans and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2008	2008	2008	2008	2009	Change	Change

Net Investment Income
Fixed maturities [1]
Taxable	$8	$9	$8	$9	$4	(50%)	(56%)

Total fixed maturities	8	9	8	9	4	(50%)	(56%)

Equity securities, available-for-sale	1	1	—	1	1	—	—
Other	—	—	1	(1)	1	—	NM

Total net investment income	$9	$10	$9	$9	$6	(33%)	(33%)

Net Realized Capital Gains (Losses)

Gross gains on sale	—	1	2	2	1	—	(50%)
Gross losses on sale	(1)	(1)	(4)	(3)	(1)	—	67%
Impairments	—	—	(5)	(2)	(3)	—	(50%)
Other net gain (loss) [2]	2	(3)	(2)	111	45	NM	(59%)

Total net realized capital gains (losses)	$1	$(3)	$(9)	$108	$42	NM	(61%)

[1]	Includes income on short-term bonds.

[2]	Primarily consists of changes in fair value on non-qualifying derivatives and a valuation allowance on a note receivable. Also included for three months ended March 31, 2009, are gains of $70 related to a decrease in the liability related to the warrants associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
THREE MONTHS ENDED MARCH 31, 2009 AND 2008

	Life			P&C			Corporate			Consolidated
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change

Gains/losses on sales, net	(44)	(129)	193%	(31)	(169)	NM	(1)	—	100%	(76)	(298)	NM
Impairments	(144)	(115)	20%	(47)	(24)	49%	—	(2)	—	(191)	(141)	26%
Japanese fixed annuity contract hedges, net	(9)	27	NM	—	—	—	—	—	—	(9)	27	NM
Periodic net coupon settlements on credit derivatives/Japan	(5)	(10)	(100%)	1	(2)	NM	—	—	—	(4)	(12)	NM
SFAS 157 transition impact	(220)	—	100%	—	—	—	—	—	—	(220)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net	(41)	234	NM	—	—	—	—	—	—	(41)	234	NM
Macro hedge	11	105	NM	—	—	—	—	—	—	11	105	NM

Total results of variable annuity hedge program	(30)	339	NM	—	—	—	—	—	—	(30)	339	NM
Other net gain (loss)	(98)	1	NM	(22)	(16)	27%	2	54	NM	(118)	39	NM

Total net realized capital gains (losses)	$(550)	$113	NM	$(99)	$(211)	(113%)	$1	$52	NM	$(648)	$(46)	93%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	March 31,		June 30,		September 30,		December 31,		March 31,
	2008		2008		2008		2008		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$76,611	58.3%	$75,068	57.1%	$70,091	56.8%	$65,112	54.2%	$62,563	53.8%
Equity securities, held for trading, at fair value [2]	37,406	28.4%	36,853	28.0%	33,655	27.3%	30,820	25.7%	27,813	23.9%
Equity securities, available-for-sale, at fair value [3]	2,463	1.9%	2,619	2.0%	1,730	1.4%	1,458	1.2%	1,080	0.9%
Policy loans, at outstanding balance	2,118	1.6%	2,146	1.6%	2,159	1.7%	2,208	1.8%	2,197	1.9%
Mortgage loans, at cost	5,503	4.2%	5,882	4.5%	6,222	5.0%	6,469	5.4%	6,389	5.5%
Limited partnerships and other alternative investments [4]	2,619	2.0%	2,805	2.1%	2,817	2.3%	2,295	1.9%	1,981	1.7%
Other investments [5]	1,187	0.9%	993	0.8%	1,410	1.2%	1,723	1.4%	3,121	2.7%
Short-term [6]	3,568	2.7%	5,127	3.9%	5,353	4.3%	10,022	8.4%	11,189	9.6%

Total investments	$131,475	100.0%	$131,493	100.0%	$123,437	100.0%	$120,107	100.0%	$116,333	100.0%
Less: Equity securities held for trading	37,406	28.4%	36,853	28.0%	33,655	27.3%	30,820	25.7%	27,813	23.9%

Total investments excluding trading securities	$94,069	71.6%	$94,640	72.0%	$89,782	72.7%	$89,287	74.3%	$88,520	76.1%

HIMCO managed third party accounts	$9,705		$9,216		$9,058		$7,742		$7,552

Asset-backed securities (“ABS”)	$8,374	10.9%	$8,182	10.9%	$7,624	10.9%	$6,268	9.6%	$5,604	8.9%
Commercial mortgage-backed securities (“CMBS”)	15,056	19.6%	14,028	18.7%	12,282	17.5%	8,776	13.5%	8,311	13.3%
Collateralized mortgage obligation (“CMO”)	1,534	2.0%	1,326	1.8%	1,235	1.8%	1,177	1.8%	1,033	1.7%
Corporate	34,027	44.4%	34,381	45.7%	31,532	45.0%	27,181	41.7%	27,351	43.7%
Government/Government agencies — Foreign	1,048	1.4%	979	1.3%	875	1.2%	2,821	4.3%	853	1.4%
Government/Government agencies — U.S.	1,350	1.8%	1,383	1.8%	1,852	2.6%	5,956	9.2%	5,690	9.1%
Mortgage-backed securities (“MBS”) — agency	2,290	3.0%	2,372	3.2%	2,722	3.9%	2,278	3.5%	2,468	3.9%
Municipal — taxable	1,374	1.8%	1,017	1.4%	1,029	1.5%	894	1.4%	895	1.4%
Municipal — tax-exempt	11,558	15.1%	11,400	15.2%	10,940	15.6%	9,761	15.0%	10,358	16.6%

Total fixed maturities [1]	$76,611	100.0%	$75,068	100.0%	$70,091	100.0%	$65,112	100.0%	$62,563	100.0%

U.S. Government/Government agencies	$5,071	6.6%	$5,005	6.7%	$5,785	8.3%	$9,568	14.7%	$9,306	14.9%
AAA	24,418	31.9%	19,238	25.6%	17,613	25.1%	13,489	20.7%	13,297	21.2%
AA	10,932	14.3%	13,717	18.3%	12,410	17.7%	11,646	17.9%	9,806	15.7%
A	17,325	22.6%	18,344	24.4%	17,069	24.3%	15,831	24.4%	15,238	24.4%
BBB	15,319	20.0%	14,909	19.9%	13,794	19.7%	12,794	19.6%	12,902	20.6%
BB & below	3,546	4.6%	3,855	5.1%	3,420	4.9%	1,784	2.7%	2,014	3.2%

Total fixed maturities [1]	$76,611	100.0%	$75,068	100.0%	$70,091	100.0%	$65,112	100.0%	$62,563	100.0%

[1]	Includes $313, $151, $72, $155 and $95 in Corporate at March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, respectively, of which $208, $126, $51, $149 and $95 respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes $99, $98, $81, $73 and $73 in Corporate at March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, respectively.

[4]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[5]	Primarily relates to derivative instruments. Additionally, includes $43, $41, $40, $43 and $39 in Corporate at March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, respectively.

[6]	Includes $1,050, $1,298, $733, $1,488 and $1,343 in Corporate at March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively, of which $1,046, $1,261, $692, $1,484 and $1,335, respectively, were investments held by The Hartford Financial Services Group, Inc.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	March 31,		June 30,		September 30,		December 31,		March 31,
	2008		2008		2008		2008		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$50,615	50.4%	$49,683	49.7%	$46,292	48.7%	$45,182	48.0%	$42,428	46.6%
Equity securities, held for trading, at fair value [1]	37,406	37.3%	36,853	36.8%	33,655	35.4%	30,820	32.7%	27,813	30.6%
Equity securities, available-for-sale, at fair value	1,202	1.2%	1,194	1.2%	908	1.0%	711	0.8%	525	0.6%
Policy loans, at outstanding balance	2,118	2.1%	2,146	2.1%	2,159	2.3%	2,208	2.3%	2,197	2.4%
Mortgage loans, at cost	4,821	4.8%	5,135	5.1%	5,460	5.7%	5,684	6.0%	5,633	6.2%
Limited partnerships and other alternative investments [2]	1,329	1.3%	1,407	1.4%	1,410	1.5%	1,129	1.2%	955	1.0%
Other investments [3]	1,086	1.1%	894	0.9%	1,308	1.4%	1,473	1.6%	2,909	3.2%
Short-term	1,807	1.8%	2,756	2.8%	3,793	4.0%	6,937	7.4%	8,580	9.4%

Total investments	$100,384	100.0%	$100,068	100.0%	$94,985	100.0%	$94,144	100.0%	$91,040	100.0%
Less: Equity securities held for trading	37,406	37.3%	36,853	36.8%	33,655	35.4%	30,820	32.7%	27,813	30.6%

Total investments excluding trading securities	$62,978	62.7%	$63,215	63.2%	$61,330	64.6%	$63,324	67.3%	$63,227	69.4%

ABS	$6,948	13.7%	$6,920	13.9%	$6,453	13.9%	$5,401	12.0%	$4,824	11.4%
CMBS	10,679	21.1%	10,006	20.1%	8,666	18.7%	6,248	13.8%	5,838	13.8%
CMO	1,215	2.4%	1,014	2.0%	932	2.0%	882	2.0%	812	1.9%
Corporate	24,739	48.9%	25,131	50.6%	23,292	50.3%	20,630	45.6%	20,878	49.2%
Government/Government agencies — Foreign	563	1.1%	537	1.1%	493	1.1%	2,236	4.9%	482	1.1%
Government/Government agencies — U.S.	994	2.0%	1,048	2.1%	1,466	3.2%	5,156	11.4%	4,934	11.6%
MBS — agency	1,738	3.4%	1,633	3.3%	1,747	3.8%	1,535	3.4%	1,521	3.6%
Municipal — taxable	1,219	2.4%	883	1.8%	890	1.9%	758	1.7%	760	1.8%
Municipal — tax-exempt	2,520	5.0%	2,511	5.1%	2,353	5.1%	2,336	5.2%	2,379	5.6%

Total fixed maturities	$50,615	100.0%	$49,683	100.0%	$46,292	100.0%	$45,182	100.0%	$42,428	100.0%

U.S. Government/Government agencies	$3,755	7.4%	$3,533	7.1%	$4,036	8.7%	$7,614	16.9%	$7,245	17.1%
AAA	14,630	28.9%	12,386	24.9%	11,242	24.3%	8,533	18.8%	8,168	19.2%
AA	6,404	12.7%	7,479	15.1%	6,663	14.4%	7,231	16.0%	5,350	12.6%
A	12,363	24.4%	12,926	26.0%	11,992	25.9%	11,018	24.4%	10,595	25.0%
BBB	11,413	22.5%	11,014	22.2%	10,245	22.1%	9,401	20.8%	9,469	22.3%
BB & below	2,050	4.1%	2,345	4.7%	2,114	4.6%	1,385	3.1%	1,601	3.8%

Total fixed maturities	$50,615	100.0%	$49,683	100.0%	$46,292	100.0%	$45,182	100.0%	$42,428	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	March 31,		June 30,		September 30,		December 31,		March 31,
	2008		2008		2008		2008		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$25,683	86.8%	$25,234	84.6%	$23,727	86.2%	$19,775	81.7%	$20,040	84.5%
Equity securities, available-for-sale, at fair value	1,162	3.9%	1,327	4.4%	741	2.7%	674	2.8%	482	2.0%
Mortgage loans, at cost	682	2.3%	747	2.5%	762	2.8%	785	3.2%	756	3.2%
Limited partnerships and other alternative investments [1]	1,290	4.4%	1,398	4.7%	1,407	5.1%	1,166	4.8%	1,026	4.3%
Other investments [2]	58	0.2%	58	0.2%	62	0.2%	207	0.9%	173	0.7%
Short-term	711	2.4%	1,073	3.6%	827	3.0%	1,597	6.6%	1,266	5.3%

Total investments	$29,586	100.0%	$29,837	100.0%	$27,526	100.0%	$24,204	100.0%	$23,743	100.0%

ABS	$1,426	5.6%	$1,262	5.0%	$1,171	4.9%	$867	4.4%	$780	3.9%
CMBS	4,377	17.0%	4,022	16.0%	3,616	15.2%	2,528	12.8%	2,473	12.3%
CMO	319	1.2%	312	1.3%	303	1.3%	295	1.5%	221	1.1%
Corporate	8,975	34.9%	9,099	36.0%	8,168	34.5%	6,396	32.3%	6,382	31.9%
Government/Government agencies — Foreign	485	1.9%	442	1.8%	382	1.6%	585	3.0%	367	1.8%
Government/Government agencies — U.S.	356	1.4%	335	1.3%	386	1.6%	800	4.0%	756	3.8%
MBS — agency	552	2.2%	739	2.9%	975	4.1%	743	3.8%	947	4.7%
Municipal — taxable	155	0.6%	134	0.5%	139	0.6%	136	0.7%	135	0.7%
Municipal — tax-exempt	9,038	35.2%	8,889	35.2%	8,587	36.2%	7,425	37.5%	7,979	39.8%

Total fixed maturities	$25,683	100.0%	$25,234	100.0%	$23,727	100.0%	$19,775	100.0%	$20,040	100.0%

U.S. Government/Government agencies	$1,316	5.1%	$1,472	5.8%	$1,749	7.4%	$1,954	9.9%	$2,061	10.3%
AAA	9,767	38.0%	6,844	27.2%	6,366	26.8%	4,939	25.0%	5,114	25.5%
AA	4,354	17.1%	6,144	24.3%	5,701	24.0%	4,346	22.0%	4,411	22.0%
A	4,865	18.9%	5,374	21.3%	5,057	21.3%	4,747	24.0%	4,608	23.0%
BBB	3,885	15.1%	3,890	15.4%	3,548	15.0%	3,390	17.1%	3,433	17.1%
BB & below	1,496	5.8%	1,510	6.0%	1,306	5.5%	399	2.0%	413	2.1%

Total fixed maturities	$25,683	100.0%	$25,234	100.0%	$23,727	100.0%	$19,775	100.0%	$20,040	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and a real estate joint venture.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	March 31, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$9,967	$8,490	$(1,477)	$16,425	$14,992	$(1,433)
Greater than three months to six months	6,811	5,691	(1,120)	6,533	5,247	(1,286)
Greater than six months to nine months	5,912	4,733	(1,179)	7,053	5,873	(1,180)
Greater than nine months to twelve months	6,248	5,132	(1,116)	6,459	4,957	(1,502)
Greater than twelve months	28,106	17,821	(10,285)	25,279	16,071	(9,208)

Total	$57,044	$41,867	$(15,177)	$61,749	$47,140	$(14,609)

Securitized Assets

Three months or less	$2,788	$1,873	$(915)	$2,142	$1,852	$(290)
Greater than three months to six months	1,125	965	(160)	3,052	2,256	(796)
Greater than six months to nine months	2,925	2,194	(731)	1,284	910	(374)
Greater than nine months to twelve months	1,172	819	(353)	1,847	1,189	(658)
Greater than twelve months	14,469	7,537	(6,932)	15,352	8,718	(6,634)

Total	$22,479	$13,388	$(9,091)	$23,677	$14,925	$(8,752)

BIG [4] and Equity AFS [3] Securities

Three months or less	$351	$197	$(154)	$1,106	$852	$(254)
Greater than three months to six months	968	564	(404)	307	214	(93)
Greater than six months to nine months	314	195	(119)	349	260	(89)
Greater than nine months to twelve months	414	274	(140)	204	145	(59)
Greater than twelve months	1,951	865	(1,086)	1,044	609	(435)

Total	$3,998	$2,095	$(1,903)	$3,010	$2,080	$(930)

[1]	As of March 31, 2009, fixed maturities represented $14,727, or 97%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2009 and December 31, 2008. For a detailed discussion of the other-than-temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2008 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE [1]

	March 31, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$8,204	$6,834	$(1,370)	$12,857	$11,776	$(1,081)
Greater than three months to six months	5,000	4,159	(841)	4,100	3,235	(865)
Greater than six months to nine months	3,748	2,950	(798)	5,292	4,356	(936)
Greater than nine months to twelve months	4,761	3,865	(896)	3,503	2,504	(999)
Greater than twelve months	18,337	10,747	(7,590)	18,034	11,149	(6,885)

Total	$40,050	$28,555	$(11,495)	$43,786	$33,020	$(10,766)

Securitized Assets

Three months or less	$2,698	$1,797	$(901)	$1,848	$1,614	$(234)
Greater than three months to six months	924	797	(127)	2,188	1,629	(559)
Greater than six months to nine months	2,089	1,571	(518)	1,063	732	(331)
Greater than nine months to twelve months	986	671	(315)	1,398	908	(490)
Greater than twelve months	10,750	5,431	(5,319)	11,890	6,727	(5,163)

Total	$17,447	$10,267	$(7,180)	$18,387	$11,610	$(6,777)

BIG and Equity AFS Securities

Three months or less	$230	$97	$(133)	$749	$564	$(185)
Greater than three months to six months	713	402	(311)	218	144	(74)
Greater than six months to nine months	223	132	(91)	238	164	(74)
Greater than nine months to twelve months	265	161	(104)	148	105	(43)
Greater than twelve months	1,612	661	(951)	757	413	(344)

Total	$3,043	$1,453	$(1,590)	$2,110	$1,390	$(720)

[1]	As of March 31, 2009, fixed maturities represented $11,155, or 97%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2009 and December 31, 2008. For a detailed discussion of the other-than-temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2008 Form 10-K Annual Report.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	March 31, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$1,758	$1,652	$(106)	$3,541	$3,191	$(350)
Greater than three months to six months	1,798	1,520	(278)	2,396	1,980	(416)
Greater than six months to nine months	2,128	1,751	(377)	1,757	1,513	(244)
Greater than nine months to twelve months	1,483	1,263	(220)	2,953	2,451	(502)
Greater than twelve months	9,765	7,071	(2,694)	7,243	4,920	(2,323)

Total	$16,932	$13,257	$(3,675)	$17,890	$14,055	$(3,835)

Securitized Assets

Three months or less	$90	$76	$(14)	$294	$238	$(56)
Greater than three months to six months	201	168	(33)	864	627	(237)
Greater than six months to nine months	836	623	(213)	221	178	(43)
Greater than nine months to twelve months	186	148	(38)	449	281	(168)
Greater than twelve months	3,719	2,106	(1,613)	3,462	1,991	(1,471)

Total	$5,032	$3,121	$(1,911)	$5,290	$3,315	$(1,975)

BIG and Equity AFS Securities

Three months or less	$116	$96	$(20)	$330	$263	$(67)
Greater than three months to six months	242	150	(92)	52	38	(14)
Greater than six months to nine months	55	31	(24)	107	92	(15)
Greater than nine months to twelve months	145	109	(36)	53	38	(15)
Greater than twelve months	335	201	(134)	285	194	(91)

Total	$893	$587	$(306)	$827	$625	$(202)

[1]	As of March 31, 2009, fixed maturities represented $3,572, or 97%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2009 and December 31, 2008. For a detailed discussion of the other-than-temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2008 Form 10-K Annual Report.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2009

	LIFE
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]

TOP TEN EXPOSURES BY SECTOR [3]

Financial services	$5,990	$4,326	6.8%
Utilities	3,770	3,494	5.5%
Consumer non cyclical	3,155	3,067	4.9%
Technology and communications	2,825	2,590	4.1%
Basic industry	1,948	1,742	2.8%
Capital goods	1,943	1,727	2.7%
Energy	1,750	1,606	2.5%
Consumer cyclical	1,766	1,546	2.5%
Other	1,213	891	1.4%
Transportation	505	414	0.7%

Total	$24,865	$21,403	33.9%

TOP TEN EXPOSURES BY ISSUER [4]

JPMorgan Chase & Co.	$364	$248	0.4%
Wells Fargo & Co.	278	244	0.4%
Bank of America Corp.	379	216	0.3%
AT&T Inc.	213	201	0.3%
General Electric Co.	315	199	0.3%
Credit Suisse Group AG	253	194	0.3%
ConocoPhilips	174	174	0.3%
Astrazeneca PLC	164	164	0.3%
Vodafone Group PLC	171	163	0.3%
Diageo PLC	152	152	0.2%

Total	$2,463	$1,955	3.1%

	P&C
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]

Financial services	$2,122	$1,480	6.2%
Utilities	1,379	1,237	5.2%
Consumer non cyclical	1,008	976	4.1%
Technology and communications	949	854	3.6%
Basic industry	479	607	2.6%
Capital goods	578	517	2.2%
Consumer cyclical	476	424	1.8%
Energy	437	410	1.7%
Other	383	275	1.2%
Transportation	94	84	0.3%

Total	$7,905	$6,864	28.9%

State of Georgia	$203	$212	0.9%
State of California	210	194	0.8%
Insurance Services Office, Inc.	—	179	0.8%
New York, NY	177	178	0.7%
State of Massachusetts	153	163	0.7%
State of Louisiana	142	144	0.6%
State of Illinois	140	141	0.6%
JPMorgan Chase & Co.	132	117	0.5%
State of Mississippi	106	111	0.5%
Salt River Project	108	104	0.4%

Total	$1,371	$1,543	6.5%

	CONSOLIDATED [1]
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]

Financial services	$8,177	$5,871	6.6%
Utilities	5,150	4,732	5.4%
Consumer non cyclical	4,171	4,051	4.6%
Technology and communications	3,778	3,448	3.9%
Basic industry	2,505	2,422	2.7%
Capital goods	2,524	2,247	2.5%
Energy	2,187	2,016	2.3%
Consumer cyclical	2,248	1,976	2.2%
Other	1,600	1,170	1.3%
Transportation	599	498	0.6%

Total	$32,939	$28,431	32.1%

JPMorgan Chase & Co.	$502	$370	0.4%
State of California	343	324	0.4%
Wells Fargo & Co.	362	304	0.3%
State of Massachusetts	268	285	0.3%
AT&T Inc.	280	266	0.3%
General Electric Co.	424	262	0.3%
Bank of America Corp.	431	257	0.3%
Berkshire Hathaway Inc.	231	232	0.3%
State of Illinois	214	213	0.3%
State of Georgia	203	212	0.2%

Total	$3,258	$2,725	3.1%

[1]	Includes investments held in Corporate.

[2]	Excludes equity securities, held for trading.

[3]	Includes corporate fixed maturities and equity securities, available-for-sale.

[4]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions, and securities classified as trading securities.